As filed with the Securities and Exchange Commission on February 20, 2009
Registration Nos. 33-78944
and 811-8512

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 27	☑
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
AMENDMENT NO. 29
PREMIER VIT
(formerly PIMCO Advisors VIT)
(Exact Name of Registrant as Specified in Charter)
1345 Avenue of the Americas, New York, NY 10105
(Address of Principal Executive Offices)
(888) 852-3922
(Registrant’s Telephone Number)
Thomas J. Fuccillo, Esq.
c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105-4800
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b)

☑	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on { } pursuant to paragraph (b)

☐	on { } pursuant to paragraph (a)(1)

☐	on { } pursuant to paragraph (a)(2) of Rule 485
The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

This Post-Effective Amendment No. 27 to the Registration Statement of Premier VIT (the “Trust”) relates only to the following series of the Trust: OpCap Managed Portfolio, OpCap Mid Cap Portfolio, NACM Small Cap Portfolio and NFJ Dividend Value Portfolio. No information relating to any other series of the Trust is amended or superseded hereby.

PREMIER VIT
Prospectus dated May 1, 2009
PREMIER VIT (the “Fund”) is an open-end investment company consisting of the following investment portfolios (the “Portfolios”):
OpCap Managed Portfolio (“Managed Portfolio”)
OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)
NACM Small Cap Portfolio (“Small Cap Portfolio”)
NFJ Dividend Value Portfolio (“Dividend Value Portfolio”)
Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.
The Securities and Exchange Commission has not approved or disapproved of any Portfolio’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

RISK/RETURN SUMMARY
Investment Goals

Managed Portfolio	Growth of capital over time
Mid Cap Portfolio	Long term capital appreciation
Small Cap Portfolio	Capital appreciation
Dividend Value Portfolio	Income and long term growth of capital
Principal Investment Strategies
•	The Managed Portfolio invests in common stocks, bonds and cash equivalents, allocated based on the sub-adviser’s judgment.

•	The Mid Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that the investment adviser believes are undervalued in the marketplace.

•	The Small Cap Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks from a universe of companies with small market capitalizations and listed on U.S. exchanges, generally corresponding to the capitalization range of the Russell 2000 Index as measured at the time of purchase (between $[ ] million and $3.3 billion as of January 31, 2009).

•	The Dividend Value Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting primarily of income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Portfolio may also invest a portion of its assets in non-U.S. securities (through American Depositary Receipts (ADRs) or otherwise) including emerging market securities.

Investment Philosophy

Allianz Global Investors Fund Management LLC (“Allianz Global” or the “Adviser”) is the investment adviser to all of the Portfolios. Allianz Global has retained its affiliates Oppenheimer Capital LLC (“Oppenheimer Capital”) as sub-adviser to the Mid Cap Portfolio and a portion of the assets of the Managed Portfolio; Pacific Investment Management Company LLC (“PIMCO”) as sub-adviser for a portion of the assets of the Managed Portfolio; Nicholas-Applegate Capital Management LLC (“NACM”) as sub-adviser to the Small Cap Portfolio; and NFJ Investment Group LLC (“NFJ”) as sub-adviser to the Dividend Value Portfolio. Oppenheimer Capital, PIMCO, NACM and NFJ are referred to collectively as the “Sub-Advisers.”

For the equity investments it manages, Oppenheimer Capital applies principles of value investing, although the individual portfolio managers may implement these principles differently.

When selecting equity securities, Oppenheimer Capital believes there are two major components of value:

•	A company’s ability to generate earnings that contribute to shareholder value. Oppenheimer Capital considers discretionary cash flow (cash that remains after a company spends what is needed to sustain its industrial position) as a primary determinant of a company’s potential to add economic value.

•	Price — Oppenheimer Capital looks for companies with a market undervaluation great enough to offer the potential for upside reward coupled with what it believes is modest downward risk.
Oppenheimer Capital uses fundamental analysis to select securities. Fundamental analysis involves intensive evaluation of historic financial data, including:
•	Financial statements

•	Market share analysis

•	Unit volume growth

•	Barriers to entry

•	Pricing policies

•	Management record
Oppenheimer Capital uses fundamental analysis to select companies it believes have one or more of the following characteristics:
•	Substantial and growing discretionary cash flow

•	Strong shareholder value-oriented management

•	Valuable consumer or commercial franchises

•	High returns on capital

•	Favorable price to intrinsic value relationship
In selecting debt securities, Oppenheimer Capital analyzes yield relationships between different sectors and among securities along the yield curve. Oppenheimer Capital seeks individual issues that it believes are inexpensive and have the potential to provide superior returns. In evaluating high-yield debt securities, Oppenheimer Capital supplements its traditional credit analysis with an evaluation of an issuer’s asset values.

There can be no assurance that Oppenheimer Capital will achieve its goals.

PIMCO acts as sub-adviser for a portion of the Managed Portfolio. In selecting debt securities, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO seeks to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by first classifying bonds into the following sectors: money market, government, corporate, mortgage, asset-backed and international. Proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads.

There can be no assurance that PIMCO will achieve its goals.

NACM acts as the sub-adviser for the Small Cap Portfolio. NACM uses a quantitative process to make individual security selection decisions and to integrate those decisions. The portfolio managers seek to position the Small Cap Portfolio’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Small Cap Portfolio’s benchmark over time. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of changes such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of NACM, companies with upward earnings revisions and those reporting upward earnings revisions and those reporting earnings above expectations will outperform the market. When determining whether positive change is sustainable over the long term, NACM analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once NACM has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. NACM considers whether to sell a particular security when any of these factors materially changes.

There can be no assurance that NACM will achieve its goals.

NFJ acts as the sub-adviser for the Dividend Value Portfolio. NFJ uses a value investing style focusing on companies whose stocks NFJ believes have low valuations. NFJ uses quantitative factors to screen the Portfolio’s initial selection universe. To further narrow the universe, NFJ analyzes factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates), and fundamental changes. NFJ also classifies the Portfolio’s selection universe by industry and then identifies what NFJ believes to be undervalued stocks in each industry to determine potential holdings for the Portfolio representing a broad range of industry groups. In addition, a portion of the stocks selected for the Portfolio are identified primarily on the basis of their dividend yields. NFJ still further narrows the universe through a combination of qualitative analysis and fundamental research.

There can be no assurance that NFJ will achieve its goals.
Principal Risks
If you invest in the Portfolios that invest in equity securities, you could lose money or those Portfolios could underperform other investments if any of the following happens:
•	The stock market goes down.

•	The Portfolio’s investment style (e.g., value or growth) falls out of favor or fails to achieve desired returns.

•	The Portfolio’s investment sector (e.g., small cap, mid cap, foreign or emerging markets securities, which generally are more volatile than U.S. large cap securities) declines or becomes less liquid.

•	The market does not recognize certain stocks as being undervalued.

•	The stocks selected for growth potential do not achieve such growth.
If you invest in the Portfolios that invest in debt securities, you could lose money or those Portfolios could underperform other investments if any of the following events occur:
•	Interest rates rise and the bond market declines.

•	Bond issuers cannot meet their obligations.

•	As a result of pre-payments, the Portfolios may have to reinvest at lower rates.

Additional principal risks associated with individual Portfolios are identified and described below under “Principal Investment Strategies” and “Summary of Principal Risks.” It is possible to lose money on an investment in a Portfolio.

Bar Chart & Performance Table

The charts below provide some indication of the risks of investing in the Portfolios by showing changes in the performance of each Portfolio’s shares from year to year over the past 10 years or, if less, for each full calendar year during the life of each Portfolio and by showing the highest and lowest quarterly return during the same period for each Portfolio. Prior to September 10, 2008, the Small Cap portfolio had a different sub-adviser and different principal investment strategies and would not necessarily have achieved the results shown below under its current sub-advisory arrangements.

The Portfolios’ past performance does not necessarily indicate how each Portfolio will perform in the future. The Portfolios’ performance does not reflect charges and deductions which are imposed under the variable contracts. Performance results after charges and deductions will be lower.
[To be updated by amendment]
During the periods shown in the bar chart, the highest quarterly return was [   ]% (for the quarter ended [   ]) and the lowest quarterly return was [   ]% (for the quarter ended [   ]).
[To be updated by amendment]
During the periods shown in the bar chart, the highest quarterly return was [   ]% (for the quarter ended [   ]) and the lowest quarterly return was [   ]% (for the quarter ended [   ]).
[To be updated by amendment]

During the periods shown in the bar chart, the highest quarterly return was [   ]% (for the quarter ended [   ]) and the lowest quarterly return was [   ]% (for the quarter ended [   ]).
[To be updated by amendment]

During the periods shown in the bar chart, the highest quarterly return was [   ]% (for the quarter ended [   ]) and the lowest quarterly return was [   ]% (for the quarter ended [   ]).
The following table shows the average annual returns for the Mid Cap, Small Cap, Managed and Dividend Value Portfolios. The table gives some indication of the risks of the Portfolios by comparing the performance of each Portfolio with a broad measure of market performance.
Average Annual Total Returns for the periods ended December 31, 2008

			10 Years/
	1 Year	5 Years	since inception
Mid Cap Portfolio	-41.67%	-0.39%	7.00%
S&P 400 Mid Cap Index	-36.23%	-0.08%	4.46%

Small Cap Portfolio	-41.63%	-2.99%	3.95%
Russell 2000 Index	-33.79%	-0.93%	3.02%

Managed Portfolio	-29.56%	-1.54%	0.26%
S&P 500 Index	-37.00%	-2.19%	-1.38%

Dividend Value Portfolio	-35.40%	0.90%	4.03%*
Russell 1000 Value	-36.85%	-0.79%	2.08%*

*	since Portfolio inception: 7/1/03
Fees & Expenses The following tables describe the fees and expenses associated with buying and holding shares of each Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

Shareholder Fees (fees paid directly from your investment)	Not applicable
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

				Total
				Annual
		Distribution		Portfolio	Fees and	Net Portfolio
	Management	and/or Service	Other	Operating	Expenses Waived	Operating
Portfolio	Fee	(12b-1) Fees	Expenses	Expenses	or Reimbursed(1)	Expenses(2)

Small Cap	0.80%	None	[ ]	[ ]	[ ]	[ ]
Mid Cap	0.80%	None	[ ]	[ ]	[ ]	[ ]
Managed	0.80%	None	[ ]	[ ]	[ ]	[ ]
Dividend Value	0.80%	None	[ ]	[ ]	[ ]	[ ]

(1)	Allianz Global has contractually agreed to reduce total annual portfolio operating expenses of each Portfolio to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio’s average daily net assets. This limitation on annual portfolio operating expenses cannot be terminated by Allianz Global until at least December 31, 2019.

(2)	Net portfolio operating expenses do not reflect a reduction of custody expenses offset by custody credits earned on cash balances at the custodian bank.
The Examples are intended to help you compare the cost of investing in shares of a Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

Portfolio	1 Year		3 Years		5 Years		10 Years

Small Cap	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Mid Cap	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Managed	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Dividend Value	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PRINCIPAL INVESTMENT STRATEGIES
Mid Cap Portfolio
Q	What is the Portfolio’s investment objective?

A	Long term capital appreciation.

Q	What is the Portfolio’s investment program?

A	Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $15 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S. over-the-counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed. The Portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts (“REITs”).

Q	What are the potential rewards of investing in the Portfolio?

A	Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are typically less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result, for example, from regional or product line expansion or sale of the company.

Q	What are the risks of investing in the Portfolio?

A	Among the principal risks of investing in the Portfolios are Market Risk, Issuer Risk, Equity Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk, REIT Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Small Cap Portfolio
Q	What is the Portfolio’s investment objective?

A	Capital appreciation through a diversified portfolio consisting primarily of securities of smaller market capitalization companies at the time of purchase.

Q	What is the Portfolio’s investment program?

A	Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks from a universe of companies with small market capitalizations and listed on U.S. exchanges, generally corresponding to the capitalization range of the Russell 2000 Index (between $[ ] million and $3.3 billion as of January 31, 2009) as measured at the time of purchase. NACM uses a quantitative process to make individual security selection decisions and to integrate those decisions. The portfolio managers seek to position the Portfolio’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Portfolio’s benchmark over time. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q	What are the potential rewards of investing in the Portfolio?

A	Common stocks offer a way to invest for long term growth of capital. Opportunities for value creation for small cap companies may come, e.g., from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are generally followed by fewer analysts than are large and mid cap companies. If additional analysts were to initiate coverage on a particular small cap stock, investor demand for the stock may increase, which could result in capital appreciation.

Q	What are the risks of investing in the Portfolio?

A	Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Equity Securities Risk, Smaller Company Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Initial Public Offering (IPO) Risk and Management Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Managed Portfolio
Q	What is the Portfolio’s investment objective?

A	Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital’s and PIMCO’s assessments of the relative outlook for such investments.

Q	What is the Portfolio’s investment program?

A	The Portfolio seeks to meet its objective by investing in common stocks, bonds, derivative instruments and cash equivalents in varying percentages based on Oppenheimer Capital’s and PIMCO’s view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. These securities may involve exposure to developed or emerging market countries. The Portfolio may purchase securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities (collectively, “Fixed Income Instruments”), and derivatives (for example, futures, options, swaps and swaptions) based on Fixed Income Instruments. With respect to the Fixed Income Instruments held by the Portfolio, up to 30% of the portion advised by PIMCO may be invested in securities denominated in currencies other than the U.S. dollar. This limitation does not apply to U.S. dollar-denominated securities of non U.S. issuers. The foreign currency exposure of the PIMCO-advised portion of the Portfolio is limited to 10% of these assets, and includes direct holdings in foreign currency and any unhedged positions in securities denominated in currencies other than the U.S. dollar. In addition, the Portfolio may also invest up to 10% of the portion advised by PIMCO in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds (“RIBs”). See description of municipal bonds and RIBs in “Summary of Principal Risks” herein. The Portfolio can invest all of its assets in debt securities, but will only do so if in the judgment of Oppenheimer Capital equity securities are not an attractive investment.

Q	What are the potential rewards of investing in the Portfolio?

A	The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long-term growth of capital.

Q	What are the risks of investing in the Portfolio?

A	Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Equity Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, High Yield Risk, Asset Allocation Risk, Derivatives Risk, Emerging Markets Risk, Fixed Income Risk, Mortgage Risk, Currency Risk, Management Risk and Non-

U.S. Investment Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

Dividend Value Portfolio
Q	What is the Portfolio’s investment objective?

A	The Portfolio seeks income as a primary objective and, as a secondary objective, long-term growth of capital.

Q	What is the Portfolio’s investment program?

A	Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio invests a significant portion of its assets in income-producing common stocks of companies with market capitalizations of more than $2 billion as measured at the time of investment. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over-the-counter markets, including emerging markets.

Q	What are the potential rewards of investing in the Portfolio?

A	Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets. While there is no guarantee against loss of value, investments in dividend-paying securities are sometimes considered to offer stability during periods of market turbulence.

Q	What are the risks of investing in the Portfolio?

A	Among the principal risks of investing in the Portfolio are Market Risk, Issuer Risk, Equity Securities Risk, Liquidity Risk, Leveraging Risk, Credit Risk, Management Risk, Non-U.S. Investment Risk, Emerging Markets Risk and Currency Risk. Please see “Summary of Principal Risks” for a description of these and other risks of investing in the Portfolio.

SUMMARY OF PRINCIPAL RISKS
The value of your investment in a Portfolio changes with the values of that Portfolio’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called “principal risks.” The principal risks of each Portfolio are identified in the Principal Investment Strategies and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by each Portfolio can change over time. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in each of the Portfolios.
Market Risk The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. To the extent a Portfolio invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Portfolio is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.
Issuer Risk The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Portfolio invests in equity-related instruments it will also be subject to this risk.
The Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.
Smaller Company Risk The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.
Liquidity Risk All of the Portfolios are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling such illiquid securities at an advantageous time or price, or possibly requiring a Portfolio to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Derivatives Risk Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios’ use of derivatives is discussed in more detail in the Statement of Additional Information. The Portfolios may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Portfolios may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and the use of certain derivatives may subject a Portfolio to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. To the extent a Portfolio writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Portfolio otherwise seeks to close out an option position; naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Portfolio’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.
Initial Public Offering Risk The Portfolios may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Portfolio. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease.
Non-U.S. Investment Risk A Portfolio that invests in non-U.S. securities may experience more rapid and extreme changes in value than Portfolios that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Portfolio’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in non-U.S. securities. To the extent that a Portfolio invests a significant portion of its assets in a particular currency or geographic area, the Portfolio will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Portfolio’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S.
Emerging Markets Risk A Portfolio that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Portfolio invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Portfolios may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.
Currency Risk Portfolios that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.
Leveraging Risk Leverage, including borrowing, will cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent a Portfolio borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio’s investment returns, resulting in greater losses.
Fixed Income Risk All of the Portfolios that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Portfolio’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.
“Duration” is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, a Portfolio with a longer average portfolio duration of its fixed income component will generally be more sensitive to changes in interest rates than a Portfolio with shorter average portfolio duration of its fixed income component. Inflation-indexed securities, including Treasury Inflation-Protected Securities, decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some Portfolio securities (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Portfolios may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).
Certain of the Portfolios may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.
Municipal Bond Risk Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the PIMCO-advised portion of Managed Portfolio may invest include municipal lease obligations. The Managed Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds. The PIMCO-advised portion of Managed Portfolio may invest up to 10% in residual interest bonds (“RIBs”), which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.
Mortgage Risk Some of the Portfolios may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolios’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Credit Risk All of the Portfolios are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security (including a security purchased with securities lending cash collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.
High Yield Risk A Portfolio that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a Portfolio that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Portfolio’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a fund that invests in such securities should be considered speculative.
Asset Allocation Risk Certain Portfolios invest in a mix of equity and fixed income securities. Each such Portfolio’s investment performance depends upon how its assets are primarily allocated and reallocated among particular asset classes according to each Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the Sub-Adviser will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the assets in which each Portfolio invests. The Sub-Adviser attempts to identify asset classes and sub-classes that will provide consistent, quality performance for each Portfolio, but there is no guarantee that the Sub-Adviser’s allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on asset classes that perform poorly or underperform other available Portfolio investments under various market conditions. You could lose money on your investment in the Portfolio as a result of these allocation decisions.
REIT Risk To the extent that a Portfolio invests in real estate investment trusts (REITs), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates and in the credit markets. To the extent a Portfolio invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. A Portfolio’s investments in REITs could cause the Portfolio to recognize income in excess of cash received from those securities and, as a result, the Portfolio may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.
Management Risk Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

INVESTMENT POLICIES
Q	Can a Portfolio change its investment objective and investment policies?

A	Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A Portfolio’s investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. Investment policies are not fundamental and can be changed by the Fund’s Board of Trustees.

Q	Can the Portfolios use derivative instruments?

A	Yes. Each of the Portfolios may purchase and sell derivative instruments, including:
•	futures contracts

•	options, including options on futures, securities, indices, currencies and swaps

•	forwards, including forward foreign currency contracts

•	covered and uncovered calls and puts

•	swaps and swaptions
The Portfolios may sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk. The Managed Portfolio may use derivative instruments to reduce exposure to other risks and also to achieve its investment objectives. The Portfolios also may use derivatives for leverage, which increases the opportunity for gain but also involves greater risk of loss.

Q	Do the Portfolios expect to engage in short-term trading?

A	The Portfolios do not expect to engage in frequent short-term trading. The Financial Highlights tables in this prospectus show the turnover rates during prior fiscal years for the Portfolios.

Q	Can the Portfolios vary from their investment goals?

A	Under unusual market conditions or, for certain Portfolios, when a Portfolio’s sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive investments such as U.S. government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

FUND MANAGEMENT
Allianz Global
The Board of Trustees of the Fund has hired Allianz Global to serve as investment adviser of the Fund.
Allianz Global is located at 1345 Avenue of the Americas, New York, NY, 10105. Allianz Global was organized in 2000 and serves as investment adviser and administrator to registered investment companies. Allianz Global is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGIA”) which, together with its subsidiaries, had approximately $[ ] billion in assets under management as of March 31, 2009. Prior to January 16, 2009, OpCap Advisors LLC (“OpCap Advisors”) served as investment adviser to the Portfolios.
Allianz Global conducts the business affairs of the Fund. Oppenheimer Capital, NACM, NFJ and PIMCO, which are investment management affiliates of Allianz Global, are responsible for the day-to-day management of the Fund’s Portfolios.
Each Portfolio pays Allianz Global a fee in return for providing or arranging for the provision of investment advisory services. In the case of the Mid Cap Portfolio and a portion of the assets of the Managed Portfolio, Allianz Global (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. In the case of the Dividend Value Portfolio, Allianz Global pays a portion of the advisory fees it receives to NFJ in return for its services. In the case of the Small Cap Portfolio, Allianz Global pays a portion of the advisory fees it receives to NACM in return for its services. Allianz Global also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for a portion of the assets of the Managed Portfolio. The Fund pays Allianz Global at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million with respect to each Portfolio. The Portfolios of the Fund listed below paid OpCap Advisors (which served as investment adviser until January 16, 2009) the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2008:

Mid Cap Portfolio	0.80	%*
Small Cap Portfolio	0.80	%*
Managed Portfolio	0.80	%*
Dividend Value Portfolio	0.80	%*

*	Pursuant to the Investment Advisory Agreement, Allianz Global (and, prior to Allianz Global’s appointment as investment adviser, OpCap Advisors) agrees to waive any amounts and reimburse the Fund such that the total operating expenses of each Portfolio do not exceed 1.00% (net of any expense offset) of their respective average daily net assets. This limitation on annual portfolio operating expenses cannot be terminated by the Allianz Global until at least December 31, 2019. [Following the fee waivers, OpCap Advisors received [ ]% as a percentage of average daily net assets for the Dividend Value Portfolios. OpCap Advisors did not reimburse any expenses for Small Cap, Mid Cap and Managed Portfolios for the fiscal period ended December 31, 2008].

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global and the Fund and the portfolio management agreement between Allianz Global and each respective sub-adviser is available in the Fund’s annual report to shareholders dated December 31, 2008. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between OpCap Advisors and the Fund and the portfolio management agreement between OpCap Advisors and each respective sub-adviser is available in the Fund’s most recent semi-annual report to shareholders dated June 30, 2008.
Oppenheimer Capital
Founded in 1969, Oppenheimer Capital has approximately $[ ] billion of assets under management as of March 31, 2009. Oppenheimer Capital manages assets for many of America’s largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the Americas, New York, New York 10105.

NACM
Founded in 1984, NACM has more than $[    ] billion in assets under management as of March 31, 2009. NACM currently manages discretionary assets for numerous clients, including investment companies, employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. NACM is an affiliate of Allianz Global (as an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P.) that has its principal offices at 1345 Avenue of the Americas, New York, NY 10105.
NFJ
Founded in 1989, NFJ has approximately $[    ] billion of assets under management (including discretionary and non-discretionary accounts) as of March 31, 2009. NFJ provides advisory services to mutual funds, institutional accounts and non-discretionary advisory services to managed account programs. NFJ has its principal offices at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.
PIMCO
Founded in 1971, PIMCO has approximately $[    ] billion of assets under management as of March 31, 2009. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and throughout the world. PIMCO has its principal offices at 840 Newport Center Drive, Newport Beach, California 92660.
Portfolio Managers
Oppenheimer Capital
The following individuals of Oppenheimer Capital have or share primary responsibility for managing the noted Portfolios.
Nicholas Frelinghuysen, Senior Vice President at Oppenheimer Capital, is the portfolio manager of the Mid Cap Portfolio. Mr. Frelinghuysen has served as a Senior Research Analyst for Oppenheimer Capital since 1999. He has 15 years of experience as a research analyst, and over 5 years of portfolio manager experience. Mr. Frelinghuysen holds a BA from Princeton University and an MBA from the University of Pennsylvania’s Wharton School of Business.
Robert K. Urquhart, Managing Director and senior portfolio manager/analyst for Oppenheimer Capital’s Large Cap Growth and Strategic Equity Strategies, is the co-portfolio manager of the Managed Portfolio, focusing on the equity portion of that Portfolio. Mr. Urquhart joined Oppenheimer Capital in 1999, and has over 28 years of experience in portfolio management. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.
NACM
The individuals at NACM listed below have primary responsibility for the day-to-day management of the Small Cap Portfolio.
Mark P. Roemer is a Senior Vice President and Portfolio Manager at NACM. Prior to joining NACM in 2001, he spent a total of 5 years with Barclays Global Investors as principal and U.S. Equity product manager and began his career at Kleinwort Benson Investment Management of London.
Christoph Hinkelmann, PhD, is a Vice President and Portfolio Manager at NACM. He joined NACM in 2006.
Carma Wallace, CFA, is a Vice President and Portfolio Manager at NACM. Prior to joining NACM in 1999, she worked at FinEcon and Thefeld, Finch and Abrams as a research analyst.

Frank Zhang, PhD, is a Vice President at NACM. Prior to joining NACM in 2008, he spent a total of 2 years at Yale University, Citadel Investment Group, and Goldman Sachs as a consultant.
NFJ
Each NFJ Investment Group investment strategy is supported by a team of investment professionals. Every core team consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ Investment Group in that investment strategy) rests with the designated team leader. The core team members, who are primarily responsible for the NFJ Dividend Value Portfolio’s day-to-day management, are listed below:
Jeffrey S. Partenheimer is a core team member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. Mr. Partenheimer has approximately 22 years of experience in financial analysis, portfolio management and large corporate finance. Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.
Benno J. Fischer, a Managing Director and founding partner of NFJ Investment Group, is the team leader of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. He has approximately 43 years of experience in portfolio management, investment analysis and research. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.
Paul A. Magnuson, a Managing Director and portfolio manager of NFJ Investment Group, is a core member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. Mr. Magnuson has approximately 23 years of experience in equity analysis and portfolio management.
Burns McKinney is a core member of the Dividend Value investment strategy and lead portfolio manager of the Dividend Value Portfolio. Mr. McKinney Joined NFJ Investment Group in 2006 and prior that was an equity analyst at Evergreen Investments and investment banking analyst at Alex Brown. Mr. McKinney has approximately 12 years’ experience in equity research, financial analysis and investment banking.
Thomas W. Oliver is a core member of the Dividend Value investment strategy and a portfolio manager of the Dividend Value Portfolio. Mr. Oliver joined NFJ Investment Group in 2005 and prior to that was a manager of corporate reporting at Perot Systems, and an auditor at Deloitte & Touche. Mr. Oliver has approximately 13 years of experience in accounting, reporting, and financial analysis.
PIMCO
William H. Gross, Managing Director, Portfolio Manager and Chief Investment Officer of PIMCO, was a founding partner of that firm in 1971. Mr. Gross has had responsibility for the day-to-day management of the fixed income portion of the Managed Portfolio since its inception. Mr. Gross has over 35 years of investment experience and is the author of Bill Gross on Investing. He is a Chartered Financial Analyst. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolios.
Regulatory and Litigation Matters
In June and September 2004, certain affiliates of Allianz Global (the “Affiliates”) including Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds not in the Fund for which one of the Affiliates serves as investment adviser and another as principal underwriter. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by one of the Affiliates. The Affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.
     Since February 2004, Allianz Global, AGID and certain of their affiliates and employees, certain affiliated investment companies, and certain current and former trustees of the above-referenced open-end funds have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.
     It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, Allianz Global, the Sub-Advisers and AGID believe that these matters are not likely to have a material adverse effect on the Fund or on Allianz Global’s, the Sub-Advisers’ or AGID’s ability to perform their respective investment advisory or distribution services relating to the Fund.
     The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Fund or on the ability of Allianz Global, the Sub-Advisers or AGID to perform their respective contracts with respect to the Fund.
SHARE PRICE
The net asset value per share (“NAV”) of a Portfolio’s shares is determined by dividing the total value of the Portfolio’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Portfolio shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.
For purposes of calculating NAV, the Portfolios’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Determination of Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Portfolios’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Portfolio.
The Portfolios may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Portfolios may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolios may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund’s global and international Portfolios are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Portfolios may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Portfolios’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Portfolios or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.
Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Portfolio’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.
DIVIDENDS, DISTRIBUTIONS AND TAXES
This summary of some important U.S. federal income tax considerations generally applicable to investments in the Portfolios concerns distributions to the Portfolios’ shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. An investment in the Portfolio may have other tax implications. For information concerning the U.S. federal income tax consequences of holding variable annuity contracts and variable life insurance policies, contract and policy holders should consult the prospectus of the applicable separate account.
Each Portfolio intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts and other shareholders.
The Portfolios normally distribute any net investment income and any net realized capital gains at least annually. Distributions will generally be made by reinvestment of distributions in additional shares of such Portfolios, unless an election is made to receive some or all of the distributions in cash.
Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized with respect to such contracts that are reinvested on behalf of the owner. However, some distributions from such contracts may be subject to taxation. Holders of variable annuity and variable life insurance contracts should consult their tax advisors for more information on their own tax situation and the possible application of federal, state, local or non-U.S. taxes.
In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income and gains allocable to the contracts will generally be taxable currently to the holders of such contracts. In addition, if the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable annuity or variable life insurance contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available.
Please see the Statement of Additional Information for further discussion of the U.S. federal income tax treatment of the Portfolios and their shareholders.
The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account’s related contracts, or the failure by an insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, and funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.
INVESTING IN THE FUND
An investor should invest in the Fund for long-term investment purposes only. The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolios are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the Portfolios.
Under certain circumstances, the Fund and the Portfolios reserve the right to:
•	suspend the offering of Portfolio shares

•	reject any exchange or investment order

•	satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

•	change, suspend or revoke the exchange privilege

•	suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC
Administrative Service Fees Paid to Insurance Company Sponsors
Allianz Global may make certain administrative services payments (the “Administrative Payments”) to the insurance companies that sponsor separate accounts that invest in the Portfolios (the “Insurance Company Sponsors”). The Administrative Payments are made from Allianz Global own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, Allianz Global considers various factors, including, but not limited to, services required by a Portfolio and Allianz Global’s ability to provide them on the one hand, and an Insurance Company Sponsor’s ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolios are available through separate accounts (the “Contracts”). The amount of the Administrative Payments may differ among Insurance Company Sponsors and currently range up to 0.35% of the average daily net assets invested in a Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the Fund’s Board of Trustees, as requested, printing and mailing of Portfolio prospectuses, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the Administrative Payments are not intended to compensate the Insurance Company Sponsors for selling shares of a Portfolio, Insurance Company Sponsors and their brokers or other agents could be influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available under a Contract. Neither the Fund nor Allianz Global has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company Sponsor about these payments before deciding on an asset allocation recommendation.
MARKET TIMING POLICY
Frequent, short term trading in shares of a Portfolio could be harmful to that Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of a Portfolio’s investments. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio’s investments, increase transaction costs and taxes, and may harm the performance of the Portfolio. Short term or excessive trading may cause a Portfolio to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Portfolio to sell securities at disadvantageous times to raise cash needed to meet those redemptions. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short term trading activity that is harmful to the Fund, its Portfolios or their shareholders. Each Portfolio will reject purchase orders from market timers or other investors if Allianz Global Investors Distributors LLC (the “Distributor”), the Fund’s distributor, in its discretion has determined that such orders are short term or excessive, and will be disruptive to the Portfolio. For these purposes, the Distributor considers an investor’s trading history in all of the Fund’s Portfolios and accounts under common ownership or control.
As mandated by the 1940 Act, the Distributor has entered into agreements with the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolios pursuant to which such insurance companies undertake to use reasonable efforts to assist the Fund and Distributor to detect, prevent and report market timing or excessive short term trading.
The Fund’s policy against short term, harmful trading also entails the use of “fair value” pricing of the securities within a Portfolio, when the Fund’s valuation policy and procedures call for a particular security to be fair valued. To the extent that there is a delay between a change in the value of a Portfolio’s holdings, and the time when that change is reflected in the net asset value of the Portfolio’s shares, the Portfolio is exposed to the risk that a shareholder may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Fund seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of fair value pricing of a Portfolio’s securities. See “Share Price” above for more information.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ securities, together with additional information about portfolio holdings disclosure, is available in the Fund’s Statement of Additional Information. In addition, the Adviser will post each Portfolio’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Portfolio’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. The Fund’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.
ADDITIONAL INFORMATION ON INVESTMENT CRITERIA AND POLICIES
Unless otherwise stated, all market capitalization criteria and percentage limitations on Portfolio investments listed in this Prospectus will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Portfolios’ investments refer to total assets. Unless otherwise stated, if a Portfolio is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Portfolio may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products.
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help a shareholder understand the Portfolios’ financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables below have been derived from the financial statements audited by [ ], the Fund’s independent registered public accounting firm, whose reports, along with the corresponding Portfolios’ financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, which is available upon request.

Premier VIT
OpCap Managed Portfolio
FINANCIAL HIGHLIGHTS
For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	[ ]	$41.48	$43.08	$42.73	$39.13

Investment Operations:	[ ]
Net investment income	[ ]	0.73	0.81	0.65	0.48
Net realized and change in unrealized gain on investments options written, swaps, futures and foreign currency transactions	[ ]	0.48	2.96	1.55	3.70

Total from investment operations	[ ]	1.21	3.77	2.20	4.18

Dividends and Distributions to Shareholders from:	[ ]
Net investment income	[ ]	(0.93)	(0.75)	(0.50)	(0,58)
Net realized gains	[ ]	(3.14)	(4.62)	(1.35)	—

Total dividends and distributions to shareholders	[ ]	(4.07)	(5.37)	(1.85)	(0.58)

Net asset value, end of year	[ ]	$38.62	$41.48	$43.08	$42.73

Total Return (1)	[ ]	2.76%	9.65%	5.28%	10.77%
Ratios/Supplemental data:	[ ]
Net assets end of year (000’s)	[ ]	$207,490	$258,188	$329,661	$381,054
Ratio of expenses to average net assets (2)	[ ]	0.95%	0.95%	0.91%	0.92%
Ratio of net investment income to average net assets	[ ]	1.46%	1.75%	1.41%	1.09%
Portfolio Turnover	[ ]	159%	151%	171%	111%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(N) in Notes to Financial Statements).

Premier VIT
OpCap Mid Cap Portfolio
FINANCIAL HIGHLIGHTS
For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of year	[ ]	$15.58	$15.93		$14.29		$14.27

Investment Operations:	[ ]
Net investment income (loss)	[ ]	0.08	0.03		(0.05)		(0.07)
Net realized and change in unrealized gain on investments and foreign currency transactions	[ ]	1.06	1.89		2.29		2.78

Total from investment operations	[ ]	1.14	1.92		2.24		2.71

Dividends and Distributions to Shareholders from:	[ ]
Net investment income	[ ]	(0.03)	—		—		(0.02)
Net realized gains	[ ]	(0.48)	(2.27)		(0.60)		(2.67)

Total dividends and distributions to shareholders	[ ]	(0.51)	(2.27)		(0.60)		(2.69)

Net asset value, end of year	[ ]	$16.21	$15.58		$15.93		$14.29

Total Return (1)	[ ]	7.23%	13.06%		16.18%		19.34%
Ratios/Supplemental data:	[ ]
Net assets, end of year (000’s)	[ ]	$80,184	$69,146		$9,949		$9,861
Ratio of expenses to average net assets (2)	[ ]	0.99%	1.01	%(3)	1.07	%(3)	1.03	%(3)
Ratio of net investment income to average net assets	[ ]	0.46%	0.31	%(3)	(0.32	)%(3)	(0.47	)%(3)
Portfolio Turnover	[ ]	140%	100%		66%		60%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See l(J) in Notes to Financial Statements).

(3)	During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.03% and 0.29%, respectively, for the year ended December 31, 2006; 1.54% and (0.79)%, respectively for the year ended December 31, 2005; and 1.30% and (0.74)%, respectively for the year ended December 31, 2004.

Premier VIT
NACM Small Cap Portfolio
FINANCIAL HIGHLIGHTS
For a share of beneficial Interest outstanding throughout each year:

	Year ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	[ ]	$36.74	$31.28	$36.15	$30.68

Investment Operations:	[ ]
Net investment income (loss)	[ ]	0.05	(0.03)	(0.12)	(0.11)
Net realized and change in unrealized gain (loss) on investments	[ ]	0.74	7.36	(0.13)	5.59

Total from investment operations	[ ]	0.79	7.33	(0.25)	5.48

Dividends and Distributions to Shareholders from:	[ ]
Net investment income	[ ]	—	—	—	(0.01)
Net realized gains	[ ]	(8.34)	(1.87)	(4.62)	—

Total dividends and distributions to shareholders	[ ]	(8.34)	(1.87)	(4.62)	(0.01)

Net asset value, end of year	[ ]	$29.19	$36.74	$31.28	$36.15

Total Return (1)	[ ]	0.58%	24.08%	0.06%	17.88%
Ratios/Supplemental data:	[ ]
Net assets end of year (000’s)	[ ]	$140,004	$175,201	$190,145	$275,319
Ratio of expenses to average net assets (2)	[ ]	0.95%	0.93%	0.92%	0.91%
Ratio of net investment income (loss) to average net assets	[ ]	0.15%	(0.06)%	(0.32)%	(0.30)%
Portfolio turnover	[ ]	69%	99%	94%	102%

(1)	Assumes reinvestment of all dividends and distributions.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial Statements).

Premier VIT
NFJ Dividend Value Portfolio
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,
	2008			2007	2006	2005	2004
Net asset value, beginning of period	$	[ ]		$13.93	$12.28	$12.37	$11.68

Investment Operations:		[ ]
Net investment income		[ ]		0.25	0.31	0.32	0.29
Net realized and change in unrealized gain (loss) on investments		[ ]		(0.12)	2.68	1.16	1.39

Total from investment operations		[ ]		0.13	2.99	1.48	1.68

Dividends and Distributions to Shareholders from:		[ ]
Net investment income		[ ]		(0.25)	(0.32)	(0.33)	(0.30)
Net realized gains		[ ]		(0.89)	(1.02)	(1.24)	(0.69)

Total dividends and distributions to shareholders		[ ]		(1.14)	(1.34)	(1.57)	(0.99)

Net asset value, end of period	$	[ ]		$12.92	$13.93	$12.28	$12.37

Total Return (1)		[ ]	%	0.81%	24.72%	12.28%	14.65%
Ratios/Supplemental data:		[ ]
Net assets, end of period (000’s)	$	[ ]		$3,275	$1,908	$1,531	$1,363
Ratio of expenses to average net assets (2)(3)		[ ]	%	1.04%	1.13%	1.06%	1.02%
Ratio of net investment income to average net assets (3)		[ ]	%	2.36%	2.31%	2.51%	2.44%
Portfolio Turnover		[ ]	%	42%	31%	35%	41%

(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial Statements).

(3)	During the fiscal periods indicated above, the Investment Adviser waived all of its fee and assumed a portion of the Portfolio’s expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been [ ]% and [ ]% respectively for the year ended December 31, 2008, 2.90% and 0.49% respectively for the year ended December 31, 2007; 2.16% and 1.28%, respectively for the year ended December 31, 2006; 2.81% and 0.76%, respectively, for the year ended December 31, 2005; 3.01% and 0.45%, respectively, for the year ended December 31, 2004.

(4)	Annualized.

For investors who want more information about the Portfolios, the following documents are available free upon request:
Annual/Semi-annual Reports: Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In each Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.
The SAI and the Portfolios’ annual and semiannual reports are available without charge upon request to your insurance agent or by calling the Portfolios at 1-800-700-8258. The SAI, the Portfolios’ annual and semiannual reports and information on the Portfolios’ portfolio holdings also are available at www.allianzinvestors.com.
You can review and copy the Portfolios’ shareholder reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:
•	After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. 20549-0102. Telephone: 1-202-551-8090

•	Free from the EDGAR Database on the Commission’s Internet Web site at http://www.sec.gov.
Premier VIT
OpCap Managed Portfolio
OpCap Mid Cap Portfolio
NACM Small Cap Portfolio
NFJ Dividend Value Portfolio

Statement of Additional Information
Premier VIT
OpCap Managed Portfolio (“Managed Portfolio”)
OpCap Mid Cap Portfolio (“Mid Cap Portfolio”)
NACM Small Cap Portfolio (“Small Cap Portfolio”)
NFJ Dividend Value Portfolio (“Dividend Value Portfolio”)
1345 Avenue of the Americas
New York, NY 10105-4800
          This Statement of Additional Information (the “Additional Statement” or “SAI”) is not a prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 2009 (the “Prospectus”) of Premier VIT (the “Fund”). Contract owners can obtain copies of the Prospectus by written request to the life insurance company who issued the Contract at the address specified in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.
          The Fund’s most recent Annual Report to shareholders, and the financial statements appearing in the Annual Report, are incorporated by reference into this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge upon request to your insurance agent or by calling the Portfolios at 1-800-[498-5413].
The date of this Statement of Additional Information is May 1, 2009.

INVESTMENT OF ASSETS
     In addition to the principal investment strategy of each of the eight portfolios of the Fund (“Portfolios”) discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described in the descriptions below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or specifically by the Portfolio’s own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are either detailed in the prospectus or specifically referred to in the descriptions below of such investment strategy or instrument.
     Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
     In addition to placing FNMA and FHLMC in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to both companies. First, the U.S. Treasury entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured-lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations, however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.
     Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
     In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
     In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
     U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.
     Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
     CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
     In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Portfolio, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Portfolio’s diversification tests.
     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
     Commercial Mortgage-Backed Securities (“CMBS”). The Managed Portfolio may invest in CMBS. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional, loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.
     Stripped Mortgage-Backed Securities (“SMBS”). The Managed Portfolio may invest in SMBS. Stripped mortgage-backed securities are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
     Asset-Backed Securities (“ABS”). The Managed Portfolio may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
     The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.
     The Portfolios may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.
     However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
     Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
     Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
     Information on Time Deposits and Variable Rate Notes. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investments in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in “Investment Restrictions”.
     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, Allianz Global Investors Fund Management LLC (“Allianz Global” or “Investment Adviser”) or if delegated to a sub-adviser, will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the Portfolios’ investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.
     Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal amount and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are fully payable (principal amount plus accrued interest) on demand or within seven days after demand.
     Municipal Bonds. The Portfolios may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the States of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds that are purchased may include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing tax power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
     The PIMCO-advised portion of Managed Portfolio may invest up to 10% of these assets in residual interest bonds (''RIBs’’), which are created by dividing the income stream provided by an underlying bond to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.
     Lower Rated Bonds. Each Portfolio (except the Managed Portfolio) may invest up to 5% of its assets in bonds rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Rating Services (“S&P”), Fitch Investors Service, Inc. (“Fitch”) or Duff & Phelps, Inc. (“Duff”). These securities are commonly known as “high yield securities.”

The Managed Portfolio may invest up to 10% of its total assets in high yield securities. Securities rated less than Baa by Moody’s or BBB- by S&P are classified as non-investment grade securities (also referred to as “junk bonds”) and are considered speculative by those rating agencies. It is the Fund’s policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Investment Adviser’s or a sub-adviser’s own independent and ongoing review of credit quality. High yield securities may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities’ issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for high yield securities may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, high yield securities prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its high yield securities accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its high yield securities investments accurately and rely more heavily on the judgment of the Fund’s Board of Trustees. Prices for high yield securities also may be affected by legislative and regulatory developments.
     Dollar Rolls. The Managed Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”) as well as interest earned on the cash proceeds of the initial sale.
     The Portfolio will establish a segregated account with the Fund’s custodian bank in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.
     Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

     Portfolio Securities Loans. The Fund on behalf of the Managed Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions, provided that the borrower must deposit with the Portfolio collateral, in the form of cash, equal to at least 100% of the market value of the loaned securities, marked to market daily. While the securities are on loan, the borrower must pay the Portfolio any income accruing thereon. The borrower also compensates the Portfolio by paying a loan fee or by allowing the Portfolio to retain any income earned on the investment of the cash collateral in portfolio securities. Although investment of the collateral may increase the Portfolio’s potential return, it will also increase the Portfolio’s potential for loss.
     A Portfolio normally will lend securities subject to termination by the Portfolio in the normal settlement time or by the borrower on one day’s notice. The borrower must return the securities, and the Portfolio must return the collateral, when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan is borne by the Portfolio and its shareholders, except that gains cannot be realized if the borrower defaults on its obligation to return the borrowed securities. The Portfolio may pay reasonable finders’, administrative and custodial fees in connection with a loan of securities.
     Repurchase Agreements. The Fund on behalf of a Portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Portfolio’s purchase price, with the difference being income to the Portfolio. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. government securities with a market value of not less than 100% of the counterparty’s obligations, valued daily. Collateral is held by the Fund’s custodian for the benefit of the Portfolio.
     Repurchase agreements afford a Portfolio an opportunity to earn income on temporarily available cash at low risk. If bankruptcy or insolvency proceedings are commenced with respect to the counterparty before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the security, the Portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     To minimize the risk of counterparty default, the investment adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund.
     Reverse Repurchase Agreements. The Fund on behalf of the Managed Portfolio may enter into reverse repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Reverse repurchase agreements are arrangements under which a Portfolio sells securities and agrees to repurchase the securities within a specific time and at a specified price. The repurchase price is generally higher than the Portfolio’s sale price, with the difference representing the cost to the Portfolio of borrowing the cash received on the sale. Reverse repurchase agreements involve the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. Reverse repurchase agreements are considered to be a form of, and are subject to the Fund’s restrictions on, borrowing.
     Hedging. Each Portfolio may engage in hedging transactions such as options and futures. Information about the options and futures transactions these Portfolios may enter into is set forth below.
     Financial Futures Contracts. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The Managed and Mid Cap Portfolios may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security (“interest rate” futures), on various currencies (“currency” futures) and on such indices of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor’s (“S&P”) 500 Index or the Financial Times Equity Index (“index” futures). With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.
     Information on Puts and Calls. Subject to each Portfolio’s investment restrictions, each Portfolio may write call and put options and purchase put and call options. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Fund’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.
     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.
     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the 15% limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.
     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium received on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
     When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio’s securities.
     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase Portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.
     Options on Futures. Each Portfolio may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.
     The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.
     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options may to some extent be reduced or increased by changes in the value of its securities.
     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a Portfolio may purchase a put option on a futures contract to hedge the Portfolio’s holdings against the risk of a decline in securities prices.
          The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
          Stock Index Futures and Related Options. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio’s position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund’s custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio’s position in the futures contract.
          There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio’s holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the Portfolio’s securities may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Investment Adviser or a sub-adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.
          Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.
          In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.
          Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin.

However, in the event futures contracts have been used to hedge a portfolio’s securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.
          In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.
          Derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund (to the extent a Portfolio may invest in derivatives) will typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.
          Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed.
          The Fund may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the portfolio manager to forecast interest rates and other economic factors correctly. If the portfolio manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.
          The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the portfolio manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions.
          Swap Agreements. The Fund (to the extent a Portfolio is permitted to invest in swaps) may enter into interest rate, index, credit and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements and options on swap agreements (“swap options”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.
          Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the portfolio manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
          Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the portfolio manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the 15% limitation on illiquid securities set forth in “Investment Restrictions”. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
          Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
          For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectus and this Additional Statement) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
          Regulatory Aspects of Hedging Instruments. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Investment Adviser or a sub-adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

          Due to requirements under the 1940 Act, when a Portfolio sells a future, the Fund, on behalf of the Portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.
          The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon expect as set forth in the Fund’s Prospectus or Additional Statement. There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.
          Possible Risk Factors in Hedging. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a

Portfolio’s securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Investment Adviser’s or a sub-adviser’s investment judgment about the general direction of securities prices is incorrect, a Portfolio’s overall performance would be poorer than if it had not entered into a Hedging Transaction.
          Also, when a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.
          Investment in Non-U.S. Securities. As described in the Prospectus, the Portfolios may purchase non-U.S. securities provided that they are listed on a domestic or non-U.S. securities exchange or represented by American Depositary Receipts listed on a domestic securities exchange or traded in a domestic or non-U.S. over-the-counter market.
          American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. European Depositary Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
          The Portfolios will hold foreign currency in connection with the purchase or sale of securities on a non-U.S. securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and non-U.S. securities will be held by the Fund’s custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such non-

U.S. securities pursuant to such arrangements as are permitted by applicable non-U.S. and domestic law and custom.
          Investments in non-U.S. companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations (e.g., currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a non-U.S. company than about a domestic company. Non-U.S. companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most non-U.S. stock markets have substantially less volume than the New York Stock Exchange and securities of some non-U.S. companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of non-U.S. stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain non-U.S. countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual non-U.S. economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a non-U.S. security than it would against a United States issuer.
          Investments in Emerging Markets. The risks of investing in foreign securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Sub-Advisers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
          Foreign Currency Transactions. The Portfolios (except for the Managed Portfolio) do not intend to create exposure in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. These Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
          The Fund’s custodian bank will place cash, U.S. government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios’ total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios’ commitments with respect to such forward contracts. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.
          The Managed Portfolio may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Managed Portfolio own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

          Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
          Foreign Custody. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios’ holdings of securities of issuers located outside of the United States will be held by the Fund’s sub-custodians who will be approved by the Trustees or by the Trustees’ delegate in accordance with such Rules. The Trustees or their delegate will determine that the Portfolios’ assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian’s practices, procedures and internal controls; the custodian’s general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the Trustees’ or their delegates’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.
          Convertible Securities. As specified in the Prospectus, certain Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).
          To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.
          Foreign and Domestic Security Selection Process. The allocation of assets between U.S. and foreign markets for the Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Investment Adviser or a sub-adviser. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which represent exceptional values in terms of such factors as assets, earnings and growth potential.
          Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may:
•	Have more limited product lines and capital resources

•	Have less established markets for their products

•	Have earnings that are more sensitive to changes in the economy, competition and technology

•	Be more dependent upon key members of management
          The market value of the common stock of small and medium capitalization companies may:
•	Be more volatile, particularly in response to company announcements or industry events

•	Have less active trading markets

•	Be harder to sell at the time and prices that the adviser considers appropriate
          When-Issued, Delayed Delivery and Forward Commitment Securities. The Managed Portfolio may purchase or sell securities in a transaction where the payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Securities purchased or sold in this way, alternatively referred to as “when issued,” “delayed delivery” or “forward commitment” securities, may have a market value on delivery which is less than the amount paid by the Portfolio. Although the Portfolio will only make commitments to purchase securities on a forward commitment basis with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the adviser. Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a forward commitment basis, it will maintain a segregated account consisting of cash or liquid securities with a value equal to the Portfolio’s purchase commitment. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets.
          Investment in Other Investment Companies. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively. To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.
          With regard to the portion of the assets of the Managed Portfolio managed by PIMCO, for investments requiring the segregation of assets, rather than instructing the custodian to segregate assets, PIMCO earmarks segregated assets on the Fund’s records.
INVESTMENT RESTRICTIONS
          The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b)

more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. Restrictions 1, 2, and 3 do not apply to U.S. government securities.
          Additional Restrictions Applicable to All Portfolios, except as specifically noted above. Each Portfolio of the Fund may not:
1.	Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

2.	Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

3.	Invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

4.	Borrow money in excess of 10 percent of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

5.	Invest more than 15 percent of its assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

6.	Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio’s total assets, made in accordance with guidelines adopted by the Fund’s Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

7.	Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Adviser or a sub-

adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

8.	Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus.

9.	Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

10.	Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except “against the box.” (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

11.	Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

12.	Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

13.	Invest for the purposes of exercising control or management of another company.

14.	Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

15.	Invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.
          All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.
          Restrictions Applicable to the Mid Cap, Managed and Small Cap Portfolios Only. Each of the above Portfolios may not:

1.	Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

2.	Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Mid Cap, Managed and/or Small Cap Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio’s total assets.

TRUSTEES AND OFFICERS
          The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of Allianz Global. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund’s Declaration of Trust. The Trustees and officers of the Fund, and their principal occupations during the past five years, are set forth below. The address of the officers and Trustees is 1345 Avenue of the Americas, New York, New York 10105-4800, except as noted. [As of March 31, 2009, the Trustees and officers of the Fund as a group owned none of its outstanding shares].
          [To be updated by amendment.]

Trustees

(1)	(2)	(3)	(4)	(5)	(6)
Number of
		Term of		Portfolios in
		Office and	Principal	Fund
Name	Positions	Length of	Occupation(s)	Complex*
and Date of	Held with	Time	During Past	Overseen	Other Directorships held by
Birth	Fund	Served+	5 Years	byTrustee	Trustee
Independent Trustees**

Paul Belica 09/27/1921	Trustee	Since January 2009	Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	[35]	None

Robert E. Connor 09/17/1934	Trustee	Since January 2009	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	[35]	None

Hans W. Kertess 07/12/1939	Trustee, Chairman	Since January 2009	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	[35]	None

William B. Ogden, IV 01/11/1945	Trustee	Since January 2009	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	[35]	None

R. Peter Sullivan III 09/04/1941	Trustee	Since January 2009	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	[35]	None

Diana L. Taylor 02/16/1955	Trustee	Since January 2009	Managing Director, Wolfensohn & Co, 2007-present; Superintendent of Banks, State of New York, 2003-2007	[31]	Brookfield Properties Corporation, Sotheby’s and Federal National Mortgage Association

Trustees

(1)	(2)	(3)	(4)	(5)	(6)
Number of
		Term of		Portfolios in
		Office and	Principal	Fund
Name	Positions	Length of	Occupation(s)	Complex*
and Date of	Held with	Time	During Past	Overseen	Other Directorships held by
Birth	Fund	Served+	5 Years	byTrustee	Trustee
Interested Trustee***

John C. Maney**** 08/03/1959	Trustee	Since January 2009	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc., 1998-2001.	[68]	None

+	Under the Fund’s By-Laws, each Trustee shall serve until his or her successor is elected and qualified.

*	The term “Fund Complex” as used herein includes each series of the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of Nicholas-Applegate Institutional Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc., PIMCO Private Account Portfolio Series, each series of Fixed Income SHares, each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

**	“Independent Trustees” are those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act.

***	“Interested person” as defined in the 1940 Act because of relationship with AGIFM, an affiliate of the Investment Adviser.

****	Mr. Maney is an “interested person” of the Fund due to his affiliation with [Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global

Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.]

          [To be updated by amendment]
Officers

(1)	(2)	(3)	(4)
Term of Office
Name, Address and	Position(s) Held	and Length of
Date of Birth	with Fund	Time Served+	Principal Occupation(s) During Past 5 Years
Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	Since September 2002	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of [35] funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of [39] funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since September 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of [35] funds in the Fund Complex; Assistant Treasurer of [39] funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Executive Vice President, Senior Counsel, Allianz Global Investors of America L.P.; Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of [74] funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since October 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of [74] funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., 2002-2004.

Officers

(1)	(2)	(3)	(4)
Term of Office
Name, Address and	Position(s) Held	and Length of
Date of Birth	with Fund	Time Served+	Principal Occupation(s) During Past 5 Years
William V. Healey 07/28/1953	Assistant Secretary	Since December 2006	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of [74] funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments, 1998-2005.

Richard H. Kirk 04/06/1961	Assistant Secretary	Since December 2006	Senior Vice President, Allianz Global Investors of America L.P., since 2004. Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of [74] funds in the Fund Complex. Formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia, 2002-2004.

Kathleen A. Chapman 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of [74] funds in the Fund Complex. Formerly, Manager — IIG Advisory Law, Morgan Stanley, 2004-2005; Paralegal, The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies, 1996-2004.

Lagan Srivastava 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of [74] funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005; Research Assistant, Swidler Berlin Shereff Friedman LLP, 2002-2004.

Scott Whisten 03/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of [74] funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2000-2005.

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of [74] funds in the Fund Complex. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) 2002-2008.

+	Under the Fund’s Bylaws, an officer serves for one year and until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.
          Committees of the Board of Trustees
          The Fund’s Audit Oversight Committee is composed entirely of Trustees who are not “interested persons” of the Fund, the Investment Adviser, the sub-advisers, Allianz Global Investors Distributors LLC (the “Distributor”) or its affiliates within the meaning of the 1940 Act. The Audit Oversight Committee convened [ ] times during the fiscal year ended December 31, 2008. The principal functions of the Audit Oversight Committee are to recommend to the Board of Trustees the appointment of the Fund’s independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated fees for their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might have in that regard.
          Securities Ownership
          For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2008. [No Independent Trustee or his immediate family members beneficially own securities of either the Investment Adviser or the Distributor or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser or Distributor.]
          [To be updated by amendment.]

(1)	(2)	(3)
Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund	Family* of Investment Companies
Paul Belica	[None]	[None]
Robert E. Connor	[None]	[None]
Hans W. Kertess	[None]	[None]
John C. Maney	[None]	[None]
William B. Ogden, IV	[None]	[None]
R. Peter Sullivan	[None]	[None]
Diana L. Taylor	[None]	[None]

*	The term “Family of Investment Companies” as used herein includes each series of the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of Fixed Income Shares.

          Compensation of Officers and Trustees. All officers of the Fund are officers or employees of Allianz Global or its affiliates and receive no salary or fee from the Fund.
          Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund,

PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Municipal Advantage Fund Inc., PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”), as well as Fixed Income Shares (the “FISH Funds”) and Allianz Funds Multi-Strategy Trust (“Multi-Strategy Trust”), each an open-end investment company with multiple series for which the Manager serves as investment manager and/or administrator and affiliates of the Manager serve as investment sub-adviser. As indicated above, certain of the officers of the Fund are affiliated with the Manager.
          Each of the Allianz Closed-End Funds, the FISH Funds, Multi-Strategy Trust, and the Fund are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. An Audit Oversight Committee Chairman annually receives an additional $50,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.
          Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, the FISH Funds, the Multi-Strategy Trust and the Fund on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the various series of the Trust) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.
          Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex.

     The following table sets forth the information regarding compensation received by the Trustees who are not “interested persons” of the Fund during its fiscal year ended December 31, 2008.

					Estimated		Total Compensation,
	Aggregate		Pension or		Annual		including Accrued
	Compensation		Retirement Benefits		Benefits		Retirements Benefits,
	from the		Accrued as Part of		Upon		from the Fund and the
Name of Trustee	Fund		Fund Expenses*		Retirement		Fund Complex†
V. Lee Barnes**	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Thomas W. Courtney**	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Lacy B. Herrmann**	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Theodore T. Mason**	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Brian S. Shlissel**	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Paul Belica	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Robert E. Connor	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Hans W. Kertess	$	[ ]	$	[ ]	$	[ ]	$	[ ]
John C. Maney	$	[ ]	$	[ ]	$	[ ]	$	[ ]
William B. Ogden, IV	$	[ ]	$	[ ]	$	[ ]	$	[ ]
R. Peter Sullivan	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Diana L. Taylor	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*	On October 19, 1998 the Fund adopted a retirement plan (the “Original Plan”) that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee’s five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the Fund for at least 15 years to be eligible for the maximum payment. Because each Trustee’s retirement benefit will depend on the amount of the Trustee’s future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

**	No longer a Trustee of the Fund as of January 16, 2009.

†	“Fund Complex” is defined above.

PORTFOLIO MANAGERS
          Allianz Global, Oppenheimer Capital, Nicholas-Applegate Capital Management LLC (“NACM”), NFJ Investment Group LLC (“NFJ”) and Pacific Investment Management Company LLC (“PIMCO”) believe that their compensation programs are competitively positioned to attract and retain high-caliber investment professionals. Key investment professionals are also eligible to participate in the firm’s long-term incentive program. As more fully described below for each investment adviser, portfolio managers receive a fixed base salary, a variable cash bonus or profit sharing opportunity and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Each investment adviser attempts to keep its compensation levels at or above the median for similar positions in their local area.
          Oppenheimer Capital
          Oppenheimer Capital is a wholly owned by Allianz Global Investors NY Holdings LLC, which is a wholly-owned subsidiary of Allianz Global Investors Management Partners LLC. Allianz Global Investors Management Partners LLC is a wholly-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”).
          Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.
     Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, the Firm utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is invested in the fund(s) that the individual manages.
     Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

     Conflicts of Interest. The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Funds. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.
     Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest many arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Fund invests, Oppenheimer Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.
     Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude a Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Fund’s objectives.
     Oppenheimer Capital and its affiliates’ objective is to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its clients over time.
     Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital’s best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.
     NACM
     Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).
     Nicholas-Applegate’s compensation policy features both short-term and long-term components. The firm offers competitive base salaries and bonuses, profit-sharing and generous retirement plans. Investment professionals’ annual compensation is directly affected by the performance of their portfolios, their performance as individuals and the success of the firm. Typically, an investment professional’s compensation is comprised of a base salary and a bonus.
     Investment professionals are awarded bonuses based primarily on product performance. A 360-degree qualitative review is also considered. As part of the 360-degree review, analysts and portfolio managers are reviewed by the portfolio manager who is responsible for the team’s final investment decisions and other portfolio managers to whose portfolios they contribute. Portfolio managers responsible for final investment decisions are reviewed by the Chief

Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.
     Compensation and Account Performance. Compensation pools for investment teams are directly related to the size of the business and the performance of the products. Approximately half of the pool is based on one-, three- and five-year performance relative to benchmarks and peers. The team pools are then subjectively allocated to team members based on individual contributions to client accounts. NACM believes its compensation system clearly aligns the interests of clients with its professionals and keeps compensation competitive with industry norms.
     Long-Term Incentive Plan. A Long-Term Incentive Plan provides rewards to certain key staff and executives of NACM and other Allianz Global-affiliated companies to promote long-term growth and profitability. The Plan provides awards that are based on NACM’s operating earnings growth. The Plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.
     Equity Ownership. In September 2006, Allianz SE approved an equity ownership plan for key employees of NACM.  The plan was implemented as of January 31, 2007.  NACM believes this plan is important in retaining and recruiting key investment professionals, as well as providing ongoing incentives for NACM employees.
     A certain percentage of the NACM equity ownership plan has been reserved for the Systematic Team. While this equity interest has not yet been allocated to specific team members, the entire team benefits from the profit distributions associated with it.  Allocation of this profit dividend is carried out annually and is separate from the year-end bonus pool.
     Potential Conflicts of Interest. Like other investment professionals with multiple clients, a Portfolio Manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms. The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
     The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     A potential conflict of interest may arise when a Portfolio and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
     “Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Portfolios and another Investment Adviser-advised account are to be fair and equitable to all participating accounts, and made at an independent current market price, as required by law.
     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Portfolio. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
     A Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

     A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Portfolios. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others.
     Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Portfolios and/or accounts that he or she manages.
     A Portfolio Managers may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser’s investment personnel, including each Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Codes of Ethics adopted by the Investment Adviser and the Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. See “Code of Ethics”.
     NFJ
     NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.
•	Base Salary. Each Portfolio Manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular Portfolio Manager/analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

•	Annual Bonus or Profit Sharing. Portfolio Managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other Portfolio Managers/analysts are eligible to receive an annual bonus which is tied to such Portfolio Manager/analyst’s successful job performance.

•	Other Incentive Programs. Portfolio Managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio Managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio Managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.
     Conflicts of Interest. Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
     A potential conflict of interest may arise when a Portfolio and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Portfolio as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek best execution and lower brokerage commissions. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Portfolio. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
     A portfolio manager of a Portfolio who is responsible for managing multiple Portfolios and/or accounts unequal time and attention to the management of those Portfolios and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for ach of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single Portfolio. The effects of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different investment strategies.
     The portfolio manager of a Portfolio may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for a Portfolio. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Portfolios and/or accounts that he or she managers.
     The portfolio managers of a Portfolio may also face other potential conflicts of interest in managing a Portfolio, and the description above is not complete description of every conflict that could be deemed to exist in managing both a Portfolio and other accounts. In addition, a Portfolio’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Portfolio or other clients. NFJ’s investment personnel, including each Portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Portfolios.
     As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

     PIMCO
     Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Portfolios, track the same index a Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.
     Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Portfolio. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of a Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.
     Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
     Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.
     Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.
Portfolio Manager Compensation
     PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
     Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
     In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
     A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
     Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
     Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
     Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
     Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
     Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

     Other Accounts Managed [To be updated by amendment.]
     Oppenheimer Capital and PIMCO
     The information provided is as of December 31, 2008.

	Nicholas		Christoph
	Freylinghusen		Hinkelmann, PhD		William H. Gross
Account Type	#	AUM($MM)	#	AUM($MM)	#		AUM($MM)
Other Investment Companies	1	$775.8	2	$393.2	39		$184,983.8
Other pooled investment vehicles	1	$4.9	0	$0	19	*	$7,100.7
Other accounts	22	$116.7	4	$27.4	68	+	$30,921.8

*	Of these other pooled vehicles, 2 accounts totaling $310.0 million in assets pay an advisory fee that is based in part on the performance of the account.

+	Of these other accounts, 21 accounts totaling $10,594.4 million in assets pay an advisory fee that is based in part on the performance of the account.

     NACM
     The information provided is as of December 31, 2008.

			Christoph
	Mark P. Roemer		Hinkelmann, PhD		Carma Wallace, CFA
Account Type	#	AUM($MM)	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	12	$654.4	12	$654.4	12	$654.4
Other pooled investment vehicles	6	$606.9	6	$606.9	6	$606.9
Other accounts	44	$826.1	44	$826.1	44	$826.1

	Frank Zhang, PhD,
	CFA
Account Type	#	AUM($MM)
Other Investment Companies	12	$654.4
Other pooled investment vehicles	6	$606.9
Other accounts	44	$826.1
     NFJ
     The information provided is as of December 31, 2008.

	Jeffrey S.
	Partenheimer		Benno J. Fischer		R. Burns McKinney
Account Type	#	AUM($MM)	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	13	$8,422	21	$15,360	11	$13,878
Other pooled investment vehicles	2	$11.	5	$107	4	$105
Other accounts	44	$8,701	60	$10,943	50	$9,685

	Thomas W. Oliver		Paul A. Magnuson
Account Type	#	AUM($MM)	#	AUM($MM)
Other Investment Companies	9	$9,107	17	$14,284
Other pooled investment vehicles	2	$11	4	$105
Other accounts	48	$9,631	56	$10,437
Securities Ownership
     Ownership of Fund securities is currently limited to insurance company separate accounts. As of December 31, 2008, no portfolio manager was the beneficial owner of shares of a Fund that he or she managed.
CONTROL PERSONS
     As of March 31, 2009, shares of the Portfolios were held by AGI and the Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company’s holdings as a percentage of each Portfolio’s total outstanding shares.
     [To be updated by amendment.]
Portfolio Shareholders of Record as of March 31, 20091

Shareholders	Dividend Value	Small Cap	Managed	Mid Cap
[Shareholder]	[ ]% [ ] shares	[ ]% [ ] shares	[ ]% [ ] shares	[ ]% [ ] shares

(1)	This chart lists all Variable Account shareholders of record of the Portfolios as of March 30, 2009, and all holdings of shares of the Portfolios by AGI. To the best knowledge of the Fund, no Contract owner beneficially owned units equivalent to 5% or more of the shares of any Portfolio of the Fund as of March 30, 2009.

INVESTMENT MANAGEMENT AND OTHER SERVICES
     The Investment Adviser. Allianz Global acts as investment adviser to the Portfolios of the Fund. Oppenheimer Capital acts as sub-adviser to the Mid Cap Portfolio and a portion of the Managed Portfolio. NACM acts as sub-adviser to the Small Cap Portfolio.. NFJ acts as sub-adviser to the Dividend Value Portfolio. PIMCO acts as sub-adviser for a portion of the Managed Portfolio.
     Allianz Global, a Delaware limited liability company, has acted as an investment manager since 2000, and serves as adviser to various affiliated open-end and closed-end funds. Allianz Global is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGIA”) which, together with its subsidiaries, had approximately $860 billion in assets under management as of September 30, 2008. AGIA was organized as a limited partnership under Delaware law in 1987. AGIA’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company.

     The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AGIA. Allianz SE is a European-based, multinational insurance and financial services holding company.
     Allianz Global, a Delaware limited liability company, has acted as an investment manager since 2000, and serves as adviser to various affiliated open-end and closed-end funds. Allianz Global is an indirect subsidiary of Allianz Global Investors of America L.P. (“AGIA”) which, together with its subsidiaries, had approximately $[ ] billion in assets under management as of March 31, 2009. AGIA was organized as a limited partnership under Delaware law in 1987. AGIA’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company.
     The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz, Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.
     The general partner of AGIA has substantially delegated its management and control of AGIA to an Executive Committee.
     As of the date of this Statement of Additional Information, no shareholder holding 5% or more of the share capital was reported to Allianz SE. Allianz SE in turn indirectly owns 100% of Dresdner Bank AG, though in August 2008 it announced an agreement to sell Dresdner Bank AG to Commerzbank AG. Credit Lyonnais as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Kleinwort LLC, may be considered to be affiliated persons of Allianz Global and its affiliates. (Broker- dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Portfolios are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Portfolio’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.
     The Advisory Agreement. Allianz Global provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated January 16, 2009. The Advisory Agreement was amended to limit the total operating expenses of the Small Cap, Managed, Mid Cap and Dividend Value Portfolios to 1.00% (net of any expense offsets) of their respective average daily net assets. This limitation on annual portfolio operating expenses cannot be terminated by Allianz Global until at least December 31, 2019.
     Oppenheimer Capital provides portfolio management services to the Mid Cap Portfolio and a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with Allianz Global dated January 16, 2009. NACM provides portfolio management services to the Small Cap Portfolio pursuant to a Sub-Advisory Agreement with Allianz Global dated January 16, 2009. NFJ provides portfolio management services to the Dividend Value Portfolio pursuant to a Sub-Advisory Agreement with Allianz Global dated January 16, 2009. PIMCO provides portfolio management services to a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with Allianz Global dated January 16, 2009.
     Under the Advisory Agreement and Sub-Advisory Agreements, each adviser is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio it manages and the sale of securities and other investments held by the Portfolio.
     The Advisory Agreement also requires the Investment Adviser to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (2) preparation and filing of reports required by federal securities laws, shareholder reports and proxy materials.
     Expenses not expressly assumed by Allianz Global under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.
     For the fiscal year ended December 31, 2008, total advisory fees accrued or paid by the Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $[    ], $[    ], $[    ] and $[    ], respectively, of which $[    ] was waived by Allianz Global with respect to the [    ] Portfolio. For the fiscal year ended December 31, 2007, total advisory fees accrued or paid by the Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $1,921,865, $1,307,972, $609,265 and $19,660, respectively, of which $19,660 was waived by Allianz Global with respect to the Dividend Value Portfolio. For the fiscal year ended December 31, 2006, total advisory fees accrued or paid by the Managed, Small Cap, Mid Cap, and Dividend Value Portfolios were $2,270,700, $1,440,238, $295,593 and $13,657, respectively, of which $8,232 and $13,657, was waived by Allianz Global with respect to the Mid Cap and Dividend Value Portfolios, respectively.
     The advisory fee for the Managed, Small Cap, Mid Cap and Dividend Value Portfolios is at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million.
     The Advisory Agreement and each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Allianz Global or a sub-adviser, as applicable, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Advisory Agreement and each Sub-Advisory Agreement permits Allianz Global and each sub-adviser to act as investment adviser for any other person, firm, or corporation.
     Portfolio Transactions. Portfolio decisions are based upon recommendations of Allianz Global, the sub-advisers and the judgment of the portfolio managers. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers that provide brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of Allianz Global and the sub-advisers; information received in connection with directed orders of other accounts managed by Allianz Global, the sub-advisers or their affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of Allianz Global, the sub-advisers, to make available additional views for consideration and comparison, and to enable Allianz Global and each sub-adviser to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 2008, the aggregate dollar amount of any brokerage commissions paid by the Fund was $[    ]. For the year ended December 31, 2007, the aggregate dollar amount of any brokerage commissions paid by the Fund was $916,202. For the year ended December 31, 2006, the aggregate dollar amount of any brokerage commissions paid by the Fund was $963,238.
     Allianz Global and the sub-advisers currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or Allianz Global to others. It is the practice of Allianz Global and each sub-adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by Allianz Global, a sub-adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (“free trades”) usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.
     Each sub-adviser places orders for the purchase and sale of portfolio investments for the Portfolios with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the Portfolios of the Fund, the sub-adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.
     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the sub-adviser receives research services from many broker-dealers with which the sub-adviser places the Fund’s portfolio transactions. The sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the sub-adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the sub-adviser and its affiliates receive such services.
     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the sub-adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act) to the Sub-adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.
     As noted above, the sub-adviser may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other sub-advisers clients, and the sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
     Allianz Global and the sub-advisers (the “Advisers”) are indirect subsidiaries of Allianz, the owner of a number of asset managers in the U.S., which in turn is indirectly owned by Allianz AG, a diversified, global financial institution. Through this ownership structure and through other entities owned by the Advisers’ direct and indirect owners, the Advisers have various financial industry affiliations. As a result of the Advisers’ investment management activities and the investment management and other business activities of the Advisers’ affiliates in the financial markets, the Advisers may, from time to time, be precluded under applicable law from buying a particular security for a Portfolio or selling all or a portion of a security position held in a Portfolio. While the Advisers believe that the inability to buy or sell a particular security is unlikely to occur, it could have a detrimental effect on a Portfolio.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Board of Trustees has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Portfolio’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.
     The Portfolios may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global will post portfolio holdings information on its Web site at www.allianzinvestors.com. This website will contain the Portfolios’ complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global will post this information on the Web site approximately thirty days after a month’s end, and such information will remain accessible on the Web site until the Fund files a Form N-Q or Form N-CSR on the SEC’s EDGAR Web site for the period which includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by Allianz Global from time to time. If the Portfolios’ portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on Allianz Global’s Web site, the Fund may post such information on Allianz Global’s Web site.
     Portfolio holdings of the Portfolios will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semiannual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Fund’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.
          Disclosure of the Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to Allianz Global or a sub-adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Fund. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Portfolios (“Service Providers”) and to facilitate the review of the Portfolios by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Fund’s portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.
          Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, Allianz Global’s Chief Compliance Officer (or persons designated by Allianz Global’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information.
          The Investment Managers may not receive any compensation or other consideration for disclosing the Confidential Portfolio Information.
          Exceptions to these procedures may be made with the approval of the Fund’s Chief Executive Officer and Chief Compliance Officer if the recipients are subject to a confidentiality agreement. All exceptions must be reported to the Board of Trustees. The Investment Managers shall have primary responsibility for ensuring that a Portfolio’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information. The Fund’s Chief Compliance Officer shall confirm at least annually that the Investment Managers’ procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings.

          Other registered investment companies that are sub-advised by any of the Fund’s sub-advisers may have different portfolio holdings disclosure policies, and neither Allianz Global nor the Fund’s Board of Trustees exercises control over such policies. In addition, separate account clients of the sub-advisers have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by the sub-advisers and some of the separate accounts managed by them have substantially similar or identical investment objectives and strategies to the Portfolios, and therefore potentially substantially similar, and in certain cases nearly identical portfolio holdings, as such Portfolios.
          Neither the Fund nor Allianz Global nor any of the sub-advisers will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.
          Proxy Voting Policies. The Board of Trustees has delegated to the Adviser, and the Adviser has in turn delegated to the sub-advisers, responsibility for voting any proxies relating to portfolio securities held by a Portfolio in accordance with the sub-adviser’s proxy voting policies and procedures. The proxy voting policies and procedures (or descriptions thereof) to be followed by the Trust, the Adviser and the sub-advisers on behalf of the Portfolios, including procedures to be used when a vote represents a conflict of interest, included herein as Appendix A (“Proxy Voting Policies”). Proxy voting responsibilities are delegated as follows: (i) responsibility for the voting of proxies with respect to voting securities held by the fixed income portion of the Managed Portfolio is delegated to PIMCO (ii) responsibility for the voting of proxies with respect to voting securities held by the Dividend Value Portfolio is delegated to NFJ (iii) responsibility for the voting of proxies with respect to voting securities held by the Small Cap Portfolio is delegated to NACM and (iv) responsibility for the voting of proxies with respect to voting securities held by the equity portion of the Managed Portfolio and the Mid Cap Portfolio is delegated to Oppenheimer Capital.
          Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-[498-5413], or on the Commission’s website at http://www.sec.gov.
          Codes of Ethics. Each employee, officer and trustee of the Fund, Allianz Global, Oppenheimer Capital, NACM, NFJ, PIMCO and the Distributor is subject to a Code of Ethics which has been adopted by such entity to comply with the provisions of Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to certain personal securities transactions.
DETERMINATION OF NET ASSET VALUE
          Shares of the Portfolios of the Fund are sold in a continuous offering to variable accounts of participating life insurance companies to support their variable annuity and variable life insurance contracts (“Variable Contracts”). Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the participating life insurance company’s variable account, and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The variable accounts purchase and redeem shares of the Portfolios for their subaccounts at net asset value without sales or redemption charges.
          The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the “NYSE”) is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Portfolio’s net assets by the number of shares outstanding. The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days. Participating life insurance company variable accounts purchase and redeem shares of each Portfolio at the Portfolio’s net asset value per share determined after receipt of the order for purchase or redemption.
          Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded on Nasdaq are valued at the Nasdaq Official Closing Price (the “NOCP”, generally 5:15 p.m. Eastern Standard Time). Securities actively traded in an over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available or may be unreliable because of events occurring after the close of trading are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.
          The Fund’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio’s debt securities. The service selected by the Investment Adviser creates and maintains price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of Trustees’ procedures. Short-term (having a remaining maturity of more than 60 days) debt securities are valued on a “marked-to-market” basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.
          Puts and calls are valued at the last sales price therefor or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio’s Statement of

Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.
DIVIDENDS, DISTRIBUTIONS AND TAXES
     The discussion below is generally based on the assumption that the shares of each of the Portfolios will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons deemed to own the Portfolio shares will be currently taxed on Portfolio distributions and on the proceeds of any redemption of Portfolio shares. For information concerning the U.S. federal income tax consequences to a holder of a Variable Contract, please refer to the prospectus for that particular contract. Because insurance company separate accounts and qualified pension and retirement plans will be the only shareholders of the Portfolios, no attempt is made here to describe the tax consequences of an investment in the Portfolios to a shareholder subject to current U.S. federal income taxation on Portfolio distributions and redemptions of Portfolio shares.
     Qualification as a Regulated Investment Company. Each Portfolio is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). Each of the Portfolios intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each of the Portfolios must, among other things:
     (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (the income described in this clause (a) is “Qualifying Income”).
     (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolios’ total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
     (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership that would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources described in Code section 7704(d), and (iii) that derives less than 90% of its income from the Qualifying Income described in paragraph (a) above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for purposes of the diversification test in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identity for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. Also for purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
     If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, the Portfolio will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends.
     Each of the Portfolios intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by a Portfolio will be subject to tax at regular corporate rates. A Portfolio may also retain for investment its net capital gain. If a Portfolio retains any net capital gain, it will generally be subject to tax at regular corporate rates on the amount retained.
     Taxation of the Portfolios. If any of the Portfolios were to fail to qualify for treatment as a regulated investment company in any taxable year, (1) the Portfolio would be taxed on its taxable income at ordinary corporate rates for that year without being able to deduct the amount of the distributions it made to its shareholders and (2) each insurance company separate account invested in that Portfolio would fail to satisfy the diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.
     Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.
     Each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the Treasury regulations thereunder on certain insurance company separate accounts. If all of the beneficial interests in any one of the Portfolios are held by one or more separate accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of that Portfolio, rather than treating the interest in the Portfolio as a single investment of each separate account investing in the Portfolio. Each Portfolio intends to continue to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any separate account invested wholly in any of the Portfolios would also satisfy such diversification requirements. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code (discussed above), place certain limitations on the assets held by an insurance company separate account that are used to fund Variable Contracts. Specifically, the regulations provide that, after a one year start-up period, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the Variable Contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax that contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.
     Investments by Portfolios in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolios to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to shareholders. A Portfolio may elect to avoid the imposition of the tax by electing to accelerate the recognition of income (without the receipt of cash) from the PFICs, thus increasing the amount required to be distributed by the Portfolio to avoid taxation. Making such an election could require a Portfolio to liquidate other investments, including when it is not advantageous to do so, to meet its distribution requirement, which could accelerate the recognition of gain and affect the Portfolio’s total return.
     Taxation of the shareholders. The only shareholders of the Portfolios will be (i) participating insurance companies and their separate accounts that fund Variable Contracts and (ii) qualified retirement and pension plans.
     Under current law, shareholders that are life insurance company “segregated asset accounts” will not be subject to income tax currently on income and gains distributed by the Portfolios to the extent such distributions are applied to increase the values of Variable Contracts.
     The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances under which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. Based on the rulings and other guidance that the IRS has issued to date, Premier VIT believes that tax deferred treatment for Variable Contracts funded through investments in the Portfolios will be respected. However, the IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of any Portfolio described herein, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing Variable Contract owners to be considered the owners of the shares of the Portfolio.
     This discussion provides only a general overview of the tax implications of investing in the Portfolios. Variable Contract owners are advised to consult their tax advisors and the prospectus of their Variable Contract for further information relating to the federal, state, local and non-U.S. tax consequences of investing in the Portfolios.
     Certain Investments. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Portfolio’s income (including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Portfolio’s excess inclusion income, as described below.
     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, (iii) in the case of a non-U.S. person, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.
     Each Portfolio’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Portfolio income and distributions to shareholders. These rules can cause a Portfolio to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Portfolio, the Portfolio may be required to liquidate the securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Portfolio. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) could affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Portfolio-level tax. Each Portfolio intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.
     Certain of a Portfolio’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
     Special tax considerations apply with respect to any foreign investments by a Portfolio. Use of foreign currencies for non-hedging purposes and investment by a Portfolio in certain ‘‘passive foreign investment companies’’ may be limited in order to avoid a tax on the Portfolio. The Portfolio may elect to mark to market certain investments in “passive foreign investment companies” on the last day of each year. This election could cause the Portfolio to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Portfolio, the Portfolio could be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Portfolio.
     Investment income and gains received by a Portfolio with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of tax or an exemption from tax on such income. Each Portfolio intends to qualify for treaty-reduced rates where available. It is not possible, however, to determine a Portfolio’s effective rate of foreign tax in advance, because the amount of a Portfolio’s assets to be invested within various countries is not known.

FINANCIAL STATEMENTS
          The financial statements for the fiscal year ended December 31, 2008 are incorporated herein by reference to the Portfolios’ Annual Reports dated December 31, 2008.
ADDITIONAL INFORMATION
          Description of the Trust. The Fund was formed under the laws of Massachusetts as a business trust on May 12, 1994 under the name Quest for Value Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust, then to OCC Accumulation Trust and then to PIMCO Advisors VIT. Most recently, on May 1, 2005, the name of the Fund was changed to Premier VIT. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund’s principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b) the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Fund’s outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund’s shareholder list or mail the applicants’ communication to all other shareholders at the applicants’ expense.
          The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund’s obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund. It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.
          Possible Additional Portfolio Series. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.
          Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
          Distribution Agreement. Under the Distribution Agreement between the Fund and Allianz Global Investors Distributors LLC, the Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, acts as the Fund’s agent in the continuous public offering of each Portfolio’s shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.
          Independent Registered Public Accounting Firm. [ ], [address] serves as independent registered public accounting firm of the Fund.
          Custodian. State Street Corp., P.O. Box 1978, Boston, MA 02105, serves as custodian for assets of all Portfolios.
          Transfer and Shareholder Servicing Agents. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer and Shareholder Servicing Agent for the Fund.
          Legal Counsel. Ropes & Gray LLP, One International Place, Boston, MA 02110, serves as legal counsel to the Fund.
          Description of Benchmarks. The Portfolios provide total returns for certain periods compared to a broad measure of market performance, which include but are not limited to, recognized indices such as the S&P 500 Index, S&P Mid Cap Index, the Russell 2000 Index and the Russell 1000 Value Index. The S&P 500 Stock Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Russell 2000 Index is an unmanaged index of small capitalization common stocks. The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation.

Appendix A
Allianz Global Investors Fund Management LLC (“AGIFM”)
Proxy Voting Policy Summary

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Premier VIT for which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Pacific Investment Management Company LLC
Description of Proxy Voting Policy and Procedures
          Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
          The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
          PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
          Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

NFJ
Proxy Voting Policy and Procedures
          General Policy. NFJ Investment Group L.P. (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:
• Exercising responsibility for voting decisions;
• Resolving conflicts of interest;
• Making appropriate disclosures to clients;
• Creating and maintaining appropriate records;
• Providing clients access to voting records; and
• Outsourcing the proxy voting administrative process.
          Responsibility for Voting Decisions. Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.
          The Proxy Committee. Proxy Committee shall be governed by this policy and will perform the following duties:

•	Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•	Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•	Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

          The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.
          Obligation to Vote. When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.
          Voting Proxies. Written Proxy Voting Guidelines: NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.
          Abstention from Voting Proxies: NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:

•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process;

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

•	When the issuer whose management is soliciting the proxy (or other proponent of the proxy) is an affiliate of NFJ.

          Logistical Considerations: NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
          Securities on Loan: Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.
          Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.
          The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
          Resolving Conflicts of Interest. NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

          Making Appropriate Disclosures to Clients. NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.
          Creating and Maintaining Appropriate Records. Recordkeeping Requirements: In keeping with applicable law, NFJ will keep the following records:

•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.

          Retention of Records: Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.
          Providing Clients Access to Records. Access by Clients: Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.
          Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.
          Access by Third Parties: Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.
          Outsourcing the Proxy Voting Process. To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.
Oppenheimer Capital LLC (“Oppenheimer Capital”)
Proxy Voting Policy and Procedures
General Policy
          Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the investment adviser votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled. Oppenheimer Capital LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
          This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its clients’ proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. Under the rule, an investment adviser can have implicit or explicit proxy voting authority, and an adviser must vote proxies even if the advisory contract is silent on this question where its authority is implied by the overall delegation of discretionary authority. In some situations, the client may prefer to retain proxy voting authority or direct proxy voting authority to a third party. The Company is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority to the client or to a third party.
I. Proxy Voting Guidelines
          A. Proxy Guidelines. The Company has adopted written Proxy Voting Guidelines (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients and fund investors (See Appendix No. 1). The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.
          B. Client Instructions to Vote in a Particular Manner. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. The Company shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.
          C. Cost-Benefit Analysis Involving Voting Proxies. The Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the Company may refrain from voting a proxy on behalf of its clients’ accounts.
          In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
          D. Share Blocking. The Company will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.
          E. Securities on Loan. Registered investment companies (“client”) that are advised or sub-advised by the Company as well as certain other advisory clients1 may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. The Company believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. The Company will request that clients notify the Company in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, the Company will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, the Company will use reasonable efforts to request that the client recall the loaned securities for voting if the Company has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.
          Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. The Company may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.
          The ability to timely recall shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to

[1]	Effective May 22, 2008, the Proxy Committee approved Section E to the Proxy Policy and Procedures specific only to registered investment companies. The Proxy Committee agreed that the application of this section as it relates to institutional and other client types requires further review, analysis and discussions with clients to identify what procedures and methodology would be appropriate for other client bases. In that regard, the Company has begun to assess the process and will provide status updates to the Proxy Committee of its review.

applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
          F. Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where the Company has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, the Company has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.
          G. Index Funds. With respect to an index fund managed by the Company where all of the securities included in the respective index are purchased for the fund weighted in the same proportions as the index (i.e. a passive investment strategy), the Company will direct the Proxy Provider (as defined below) to vote in accordance with the Proxy Provider’s Policy in situations where a proxy ballot requires a case-by-case voting determination and the security is not held on behalf of any other client account as of the proxy’s record date.
II. Outsourcing the Proxy Voting Process
          The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided to the Company offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.
III. Proxy Committee
          The Company has also established a Proxy Committee that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on a semi-annual basis and when necessary to address potential conflicts of interest. The Company may have conflicts of interest that could potentially affect how it votes its clients’ proxies. For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out the Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues.
          The Proxy Committee will also perform the following duties:

1.	Establish the Company’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.	Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.	Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.	Monitor proxy voting (or the failure to vote) based on the Company’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on the Company’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV. Proxy Voting — Conflicts of Interest
          The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and the Company, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.
V. Investment Management Personnel Responsibilities
          The Company has assigned responsibility to its Chief Investment Officers for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with the Company’s position on various corporate governance issues and corporate actions and to make any amendments as necessary. All amendments to the Proxy Guidelines will be communicated promptly to the Proxy Provider by the Company.
          In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a Chief Investment Officer or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.	Proxy proposals which are specified as case-by-case according to the Proxy Guidelines;

2.	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to the Company as case-by-case;

3.	Bundled proxy proposals which require a single vote and are referred back to the Company as case-by-case; and

4.	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to the Company as case-by-case.

VI. Disclosure of Proxy Voting Policies and Procedures
          The Company shall provide clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, a summary of this policy is disclosed in Part II of the Company’s Form ADV which is provided to clients at or prior to entering into an investment advisory agreement with a client and is also offered to existing clients on an annual basis.
VII. Providing Clients Access to Voting Records
          Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by the Company’s applicable client service representative. Shareholders and unit-holders of commingled funds advised or sub-advised by the Company shall have access to voting records pursuant to the governing documents of the commingled fund.
          Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.
VIII. Maintenance of Proxy Voting Records
          Rule 204-2 under the Investment Advisers Act of 1940 requires investment advisers that vote client proxies to maintain specified records with respect to those clients. The Company must maintain the following records relating to proxy voting:

1.	Copies of the Company’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom the Company exercises voting authority;

3.	A record of each vote cast on behalf of a client as well as certain records pertaining to the Company’s decision on the vote;

4.	A copy of any document created by the Company that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written client request for information on how the Company voted proxies on behalf of the client, and a copy of any written response by the Company to any client request for information (either written or oral) on how the Company voted proxies on behalf of the requesting client.

          Records are to be kept for a period of at least six years following the date that the vote was cast. The Company may maintain the records electronically. The Company may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on the Company’s behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.
Nicholas-Applegate Capital Management LLC (“NACM”)
Description of Proxy Voting Policies
          NACM takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.
          A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.
          We vote all proxies received according to our written guidelines, Glass Lewis recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.
          The guidelines contained herein reflect our normal voting position on certain issues, and may not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our client’s best interest. In certain cases, we will vote a specific account outside of our policy upon client request.
          To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings to ensure ballots are received and voted. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the proxy analysis is used for each issue, and all votes are recorded. Any variance from stated policy is carefully noted, including the reason for the variance. In some circumstances NACM is not notified of a ballot to vote, therefore resulting in a non-voted ballot.
          The proxy voting and record keeping are provided through a third party vendor, Glass Lewis. Prior to October 31, 2006 we were using Institutional Shareholder Services (ISS) for this service. We maintain proxy voting records for all applicable accounts and make these records available to clients at their request.

PART C: Other Information

Item 23	Exhibits:

(a)(1)	Declaration of Trust — Previously filed with Post-Effective Amendment No. 3.

(a)(2)	Amendment to Declaration of Trust dated September 1, 1994 — Previously filed with Post Effective Amendment No. 3.

(a)(3)	Amendment to Declaration of Trust dated September 16, 1994 — Previously filed with Post-Effective Amendment No. 3.

(a)(4)	Amendment to Declaration of Trust dated April 22, 1996 — Previously filed with Post-Effective Amendment No. 2.

(a)(5)	Amendment to Declaration of Trust dated March 14, 2003 – Previously filed with Post-Effective Amendment No. 19.

(a)(6)	Amendment to Declaration of Trust dated May 1, 2005 – Previously filed with Post-Effective Amendment No. 24.

(a)(7)	Amendment of Declaration of Trust dated June 7, 2005 – Previously filed with Post-Effective Amendment No. 24.

(a)(8)	Amendment of Declaration of Trust dated November 20, 2007 – Previously filed with Post-Effective Amendment No. 26.

(a)(9)	Amendment of Declaration of Trust dated January 15, 2009 – To be filed by amendment.

(b)	By-Laws of Registrant — Previously filed with Post-Effective Amendment No. 3.

(c)	Articles VI, VIII, IX and X of the Declaration of Trust and Article III of the Bylaws – Previously filed with Post Effective Amendment No. 10.

(d)(1)	Investment Advisory Agreement with OpCap Advisors. – Previously filed with Post-Effective Amendment No. 8.

(d)(2)	Amendment to Investment Advisory Agreement with OpCap Advisors LLC, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(3)	Portfolio Management Agreement with PIMCO Equity Advisors – Previously filed with Post-Effective Amendment No. 12.

(d)(4)	Novation of Portfolio Management Agreement with PIMCO Equity Advisors, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(5)	Portfolio Management Agreement with PIMCO – Previously filed with Post-Effective Amendment No. 12.

(d)(6)	Amendment to Portfolio Management Agreement with PIMCO, dated February 4, 2002 – Previously filed with Post-Effective Amendment No. 18.

(d)(7)	Form of Portfolio Management Agreement with NFJ Investment Group L.P., dated April 1, 2003 – Previously filed with Post-Effective Amendment No. 21.

(d)(8)	Portfolio Management Agreement with Oppenheimer Capital LLC, dated February 8, 2005 – Previously filed with Post-Effective Amendment No. 23.

(d)(9)	Investment Advisory Agreement with Allianz Global Investors Fund Management LLC dated January 16, 2009 – Filed herewith.

(d)(10)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Oppenheimer Capital LLC dated January 16, 2009 – Filed herewith.

(d)(11)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC dated January 16, 2009 – Filed herewith.

(d)(12)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC dated January 16, 2009 – Filed herewith.

(d)(13)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC dated January 16, 2009 – Filed herewith.

(e)	Distribution Agreement with Allianz Global Investors Distributors LLC, dated June 7, 2005 – Previously filed with Post-Effective Amendment No. 24.

(f)	Retirement Plan for Non-Interested Trustees or Directors. – Previously filed with Post Effective Amendment No. 9.

(g)(1)	Custody Agreement – Previously filed with Post-Effective Amendment No. 3.

(g)(2)	Amendment to Custodian Contract, dated February 14, 2006 – Previously filed with Post-Effective Amendment No. 24.

(h)(1)	Participation Agreement for American Enterprise Life Insurance Company – Previously filed with Post-Effective Amendment No. 3.

(h)(2)	Amendment No. 1 to Participation Agreement for American Enterprise Life Insurance Company. – Previously filed with Post-Effective Amendment No. 8.

(h)(3)	Participation Agreement for Connecticut General Life Insurance Company and amendment dated August 30, 1996 – Previously filed with Post-Effective Amendment No. 3.

(h)(4)	Participation Agreement for IL Annuity and Insurance Company- Previously filed with Post-Effective Amendment No. 2.

(h)(5)	Participation Agreement for Connecticut General Life Insurance Company (Separate Account T3)-Previously filed with Post-Effective Amendment No. 2.

(h)(6)	Fund Participation Agreement for CIGNA Life Insurance Company dated September 5, 1996 — Previously filed with Post-Effective Amendment No. 3.

(h)(7)	Amendment to Fund Participation Agreement for Connecticut General Life Insurance Company dated April 23, 1997 — Previously filed with Post-Effective Amendment No. 5.

(h)(8)	Participation Agreement for Providentmutual Life dated September 16, 1994 - Previously filed with Post-Effective Amendment No. 4.

(h)(9)	Participation Agreement for PRUCO Life Insurance Company of Arizona dated July 1, 1996 — Previously filed with Post-Effective Amendment No. 4.

(h)(10)	Participation Agreement for PRUCO Life Insurance Company of New Jersey dated January 1, 1997 — Previously filed with Post-Effective Amendment No. 4.

(h)(11)	Participation Agreement for Prudential Insurance Company of America – Previously filed with Post-Effective Amendment No. 4.

(h)(12)	Participation Agreement for MONY Life Insurance Company of America and The Mutual Life Insurance Company of New York dated as of September 16, 1994 - Previously filed with Post-Effective Amendment No. 7.

(h)(13)	Participation Agreement for ReliaStar Life Insurance Company dated August 8, 1997 — Previously filed with Post-Effective Amendment No. 7.

(h)(14)	Participation Agreement for ReliaStar Bankers Security Life Insurance Company dated August 8, 1997 — Previously filed with Post-Effective Amendment No. 7.

(h)(15)	Participation Agreement for Northern Life Insurance Company dated August 8, 1997 — Previously filed with Post-Effective Amendment No. 7.

(h)(16)	Participation Agreement for American Centurion Life Insurance Assurance Company – Previously filed with Post-Effective Amendment No. 7.

(h)(17)	Participation Agreement for Sun Life Assurance Company of Canada (U.S.) dated as of February 17, 1998 – Previously filed with Post-Effective Amendment No. 8.

(h)(18)	Participation Agreement for Transamerica Life Insurance Company of New York dated December 15, 1997 – Previously filed with Post- Effective Amendment No. 8.

(h)(19)	Participation Agreement for Transamerica Occidental Life Insurance Company dated December 15, 1997 – Previously filed with Post-Effective Amendment No. 8.

(h)(20)	Participation Agreement for Transamerica Life and Annuity Company dated December 15, 1997 – Previously filed with Post-Effective Amendment No. 8.

(h)(21)	Amendment No. 2 dated August 21, 1998 to Participation Agreement for American Enterprise Life Insurance Company, dated February 21, 1995. – Previously filed with Post Effective Amendment No. 9.

(h)(22)	Participation Agreement for Lincoln National Life Insurance, dated May 15, 1998 and amendment thereto dated October 7, 1998. – Previously filed with Post Effective Amendment No. 9.

(h)(23)	Participation Agreement for First Providian Life and Health Insurance Company, dated November 1, 1996. – Previously filed with Post Effective Amendment No. 9.

(h)(24)	Participation Agreement for Providian Life and Health Insurance Company, dated September 16, 1994. – Previously filed with Post Effective Amendment No. 9.

(h)(25)	Amendment dated September 1, 1998 to Participation Agreement of August 8, 1997 for ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Life Insurance Company). – Previously filed with Post Effective Amendment No. 9.

(h)(26)	Amendment dated October 14, 1998 to Participation Agreement dated September 17, 1997 for American Centurion Life Insurance Company. – Previously filed with Post Effective Amendment No. 9.

(h)(27)	Amendment dated December 1, 1998 to Participation Agreement of February 17, 1998 for Sun Life Assurance Company of Canada (U.S.). – Previously filed with Post Effective Amendment No. 9.

(h)(28)	Participation Agreement for Travelers Insurance Company dated May 1, 1998. – Previously filed with Post Effective Amendment No. 9.

(h)(29)	Amendment dated January 1, 1999 to Participation Agreement with Transamerica Occidental Life Insurance Company. – Previously filed with Post Effective Amendment No. 10.

(h)(30)	Amendment dated September 8, 1998 to Participation Agreement with Transamerica Life Insurance and Annuity Company. – Previously filed with Post Effective Amendment No. 10.

(h)(31)	Participation Agreement dated September 30, 1999 with Lincoln Benefit Life Company — Previously filed with Post Effective Amendment No. 11.

(h)(32)	Amendment dated May 1, 2000 to Participation Agreement with Lincoln Life & Annuity Company – Previously filed with Post Effective Amendment No. 13.

(h)(33)	Form of Participation Agreement with Great-West Life & Annuity Insurance Company – Previously filed with Post-Effective Amendment No. 17.

(h)(34)	Form of Participation Agreement with Allstate Life Insurance Company – Previously filed with Post-Effective Amendment No. 18.

(h)(35)	Form of Participation Agreement with Equitable Life Assurance Society of the United States – Previously filed with Post-Effective Amendment No. 19.

(h)(36)	Participation Agreement with Merrill Lynch Life Insurance Company – previously filed with Post-Effective Amendment No. 21.

(h)(37)	Participation Agreement with Merrill Lynch Life Insurance Company of New York – previously filed with Post-Effective Amendment No. 21.

(h)(38)	Participation Agreement with Midland National Life Insurance Company – Previously filed with Post-Effective Amendment No. 23.

(h)(39)	Novation of Participation Agreement with American Enterprise Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(40)	Novation of Participation Agreement with Connecticut General Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(41)	Novation of Participation Agreement with Indianapolis Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(42)	Novation of Participation Agreement with Nationwide Life Insurance Company of America (formerly, Provident Mutual Life Insurance Company) and Nationwide Life and Annuity Company of America (formerly, Provident Mutual Life and Annuity Company of America) – Previously filed with Post-Effective Amendment No. 24.

(h)(43)	Novation of Participation Agreement with PRUCO Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(44)	Novation of Participation Agreement with PRUCO Life Insurance Company of New Jersey – Previously filed with Post-Effective Amendment No. 24.

(h)(45)	Novation of Participation Agreement with Prudential Insurance Company of America – Previously filed with Post-Effective Amendment No. 24.

(h)(46)	Novation of Participation Agreement with MONY Life Insurance Company and MONY Life Insurance Company of America – Previously filed with Post-Effective Amendment No. 24.

(h)(47)	Novation of Participation Agreement with ReliaStar Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(48)	Novation of Participation Agreement with ReliaStar Life Insurance Company of New York (formerly, ReliaStar Bankers Security Life Insurance Company) - Previously filed with Post-Effective Amendment No. 24.

(h)(49)	Novation of Participation Agreement with American Centurion Life Assurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(50)	Novation of Participation Agreement with Sun Life Assurance Company of Canada (U.S.) – Previously filed with Post-Effective Amendment No. 24.

(h)(51)	Novation of Participation Agreement with Transamerica Financial Life Insurance Company (formerly, Transamerica Life Insurance Company of New York) – Previously filed with Post-Effective Amendment No. 24.

(h)(52)	Novation of Participation Agreement with Transamerica Occidental Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(53)	Novation of Participation Agreement with Transamerica Life Insurance and Annuity Company – Previously filed with Post-Effective Amendment No. 24.

(h)(54)	Novation of Participation Agreement with Lincoln National Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(55)	Novation of Participation Agreement with Lincoln Benefit Life Company– Previously filed with Post-Effective Amendment No. 24.

(h)(56)	Novation of Participation Agreement with Great-West Life & Annuity Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(57)	Novation of Participation Agreement with Allstate Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(58)	Novation of Participation Agreement with Merrill Lynch Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(59)	Novation of Participation Agreement with ML Life Insurance Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(60)	Novation of Participation Agreement with Midland National Life Insurance Company – Previously filed with Post-Effective Amendment No. 24.

(h)(61)	Novation of Participation Agreement with Lincoln Life & Annuity Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(62)	Novation of Participation Agreement with Allstate Life Insurance Company of New York – Previously filed with Post-Effective Amendment No. 24.

(h)(63)	Transfer Agency Services Agreement between the Trust and PFPC Inc., dated April 3, 2006 – Previously filed with Post-Effective Amendment No. 24.

(h)(64)	Participation Agreement dated March 30, 2007 with Pacific Life and Annuity Company – Previously filed with Post-Effective Amendment No. 25.

(h)(65)	Participation Agreement dated March 30, 2007 with Pacific Life Insurance Company – Previously filed with Post-Effective Amendment No. 25.

(h)(66)	Amended and Restated Participation Agreement dated September 1, 2006 with American Centurion Life Assurance Company – Previously filed with Post-Effective Amendment No. 25.

(h)(67)	Amended and Restated Participation Agreement dated September 1, 2006 with American Enterprise Life Insurance Company – Previously filed with Post-Effective Amendment No. 25.

(h)(68)	Participation Agreement dated May 1, 2006 with Allianz Life Insurance Company of North America – Previously filed with Post-Effective Amendment No. 25.

(h)(69)	Participation Agreement dated May 1, 2006 with Allianz Life Insurance Company of New York – Previously filed with Post-Effective Amendment No. 25.

(h)(70)	Participation Agreement for ING Life Insurance & Annuity Co. – Previously filed with Post-Effective Amendment No. 26.

(h)(71)	Transfer Agency Services Agreement between the Trust and Boston Financial Data Services Inc., dated October 3, 2008 – Filed herewith.

(i)	Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable – Previously filed with Post-Effective Amendment No. 3.

(j)(1)	Consent of Independent Auditors – To be filed by amendment.

(j)(2)	Powers of Attorney for Brian S. Shlissel, Lawrence G. Altadonna, Paul Belica, Robert E. Connor, Hans W. Kertess, John C. Maney, William B. Ogden IV and Diana L. Taylor – Filed herewith.

(k)	Not Applicable.

(l)	Agreement relating to initial capital – Previously filed with Post-Effective Amendment No. 3.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Reserved.

(p)(1)	Premier VIT — Code of Ethics – Previously filed with Post-Effective Amendment No. 24.

(p)(2)	Code of Ethics – Allianz Global Investors of America L.P. and its affiliated subsidiaries including OpCap Advisors LLC, Oppenheimer Capital LLC and NFJ Investment Group L.P., previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Fixed Income SHares (Reg. No. 33-92415) on February 28, 2008, and incorporated herein by reference.

(p)(3)	Pacific Investment Management Company Revised Code of Ethics – Previously filed with Post-Effective Amendment No. 23.

(p)(4)	Code of Ethics – Allianz Global Investors Distributors LLC (formerly known as PIMCO Advisors Distributors LLC), previously filed with Post- Effective Amendment No. 98 to the Registration Statement of PIMCO Funds (Reg. No. 33-12113) on March 16, 2005, and incorporated herein by reference.

(p)(5)	Code of Ethics – Allianz Global Investors of America L.P., Allianz Global Investors Distributors LLC, Allianz Global Investors Fund

Management LLC, NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC dated February 2, 2009 – Filed herewith.

Item 24.	Persons Controlled by or Under Common Control with Registrant
No person is presently controlled by or under common control with the Registrant.

Item 25.	Indemnification
Pursuant to Article V, Sec. 5.3 of the Registrant’s Declaration of Trust, the Trustees shall provide for indemnification by the Trust of any present or former trustee, officer or agent in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being, or having been, a trustee, officer or agent of the Trust. The Trust By-Laws provide that, in other than derivative or shareholder suits, trustees, officers and/or agents will be indemnified against expenses of actions or omissions if the actions or omissions complained of were in good faith and reasonably believed to be in and not opposed to the best interests of the Trust, or, if a criminal action, the accused had no cause to believe his conduct was unlawful.
In derivative and shareholder actions, such trustee, officer and/or agent shall be indemnified against expenses except where liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the Investment Company Act of 1940. Either Trustees not a party to the action, shareholders or independent legal counsel by written opinion may, in appropriate circumstances, decide questions of indemnification under the By-Laws.
The Trust may purchase insurance insuring its officers and trustees against certain liabilities in their capacity as such, and insuring the Trust against any payments which it is obligated to make to such persons under any foregoing indemnification provisions.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser
Unless otherwise stated, the principal business address of each organization listed is 1345 Avenue of the Americas, New York, NY 10105.
Allianz Global Investors Fund Management LLC

Name	Position with Adviser	Other Affiliations
E. Blake Moore, Jr.	Chairman — Management Board and Chief Executive Officer	Chief Executive Officer of Allianz Global Investors Solutions LLC and Management Board of OpCap Advisors LLC.

Bruce Koepfgen	Management Board	Managing Director and Chief Executive Officer of Allianz Global Investors NY Holdings LLC; Managing Director and CEO of Oppenheimer Capital LLC; Management Board of OpCap Advisors LLC; and Management Board, Managing Director and Co-Chief Executive Officer of Allianz Global Investors Management Partners LLC.

Udo Frank	Management Board	Managing Director, Chief Executive Officer, Chairman of the Board, Executive Committee and Board Manager of RCM Capital Management LLC; Managing Director, Chairman of the Board, Chief Executive Officer, Executive Committee and Member — Board of Managers of RCM U.S. Holdings LLC.

Barbara Claussen	Management Board	Managing Director, Chief Operating Officer and Executive Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Management Partners LLC.

Marna C. Whittington	Management Board	Managing Director, Chief Executive Officer, Executive Committee of Nicholas-Applegate Capital Management LLC; Managing Director and Chief Executive Officer of Nicholas-Applegate Securities LLC.

John C. Maney	Management Board	Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., and Allianz-PacLife Partners LLC; Member, Board of Directors and

Name	Position with Adviser	Other Affiliations
Managing Director of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; Management Board of Nicholas-Applegate Holdings LLC, Allianz Global Investors Management Partners LLC and OpCap Advisors LLC; Board of Directors and Chief Operating Officer of Oppenheimer Group, Inc. and Allianz Global Investors of America Holdings Inc.; Compensation Committee of NFJ Investment Group L.P. and Executive Vice President of PIMCO Japan Ltd.

Michael J. Puntoriero	Chief Financial Officer	Chief Operating Officer of PFP Holdings Inc.; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America Holdings Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors U.S. Holding LLC, Alpha Vision LLC, Alpha Vision Capital Advisors LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Australia Pty Ltd., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Japan Ltd., StocksPLUS Management Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors of America LLC, Allianz

Name	Position with Adviser	Other Affiliations
Global Investors of America L.P., Allianz Global Investors Management Partners LLC, Allianz Global Investors U.S. Retail LLC, Allianz-PacLife Partners LLC, Allianz Global Investors NY Holdings LLC; Director and Chief Financial Officer of PIMCO Global Advisors (Resources) Limited. Managing Director of Allianz Global Investors Distributors LLC.

Brian S. Shlissel	Executive Vice President	Executive Vice President of OpCap Advisors LLC.

Larry G. Altadonna	Senior Vice President	Senior Vice President of OpCap Advisors LLC.

Thomas J. Fuccillo	Executive Vice President, Chief Legal Officer and Secretary	Executive Vice President of Allianz Global Investors of America L.P. and Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Solutions LLC.

Vinh T. Nguyen	Senior Vice President and Treasurer	Senior Vice President and Treasurer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Management Partners LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors U.S. Retail LLC, Allianz Global Investors U.S. Holding LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Global Advisors LLC, and StocksPLUS Management, Inc.; Vice President and Controller of PIMCO Australia Pty Ltd, PIMCO Europe Limited, PIMCO Global Advisors (Resources) Limited,

Colleen Martin	Senior Vice President and Controller	Senior Vice President and Controller of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P.,

Name	Position with Adviser	Other Affiliations
Allianz Global Investors of America Holdings Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Management Partners LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors U.S. Retail LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Group Inc., PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Global Advisers LLC, and Stocks Plus Management Inc.; Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller of Allianz Global Investors Distributors LLC; and Chief Financial Officer and Financial Operations Controller of Nicholas-Applegate Securities LLC.

Albert A. Pisano	Senior Vice President and Chief Compliance Officer	Senior Vice President of Allianz Global Investors of America L.P.

Kellie E. Davidson	Assistant Secretary	Assistant Secretary of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Management Partners LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Retail LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Global Advisors

Name	Position with Adviser	Other Affiliations
LLC, and PIMCO Global Advisors (Resources) Limited.

Cindy Colombo	Vice President	None.

Richard J. Lavery	Vice President	Vice President of OpCap Advisors LLC.

Orhan Dzemaili	Vice President	None.

Lydia Lawrence	Assistant Vice President	None.

Manuel Madero	Assistant Vice President	Assistant Vice President of OpCap Advisors LLC.
The information relating to Oppenheimer Capital LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.
The information relating to NFJ Investment Group LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.
The information relating to Nicholas-Applegate Capital Management LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.
The information relating to Pacific Investment Management Company LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

Item 27.	Principal Underwriter
(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of shares for the Registrant.

(b)	Set forth below is certain information pertaining to the partners and officers of the Distributors, Registrant’s Principal Underwriter.

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Brian Gaffney	Managing Director and Chief Executive Officer	None
Andrew J. Meyers	Managing Director and Chief Operating Officer	None
Erik Aarts	Managing Director	None
Malcolm F. Bishopp	Managing Director	None
Phil Neugebauer	Managing Director	None
Michael J. Puntoriero	Managing Director	None
John Carroll	Executive Vice President	None
William V. Healey	Executive Vice President, Chief Legal Officer and Secretary	Assistant Secretary

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Christoph Hofmann	Executive Vice President	None
Kristina S. Hooper	Executive Vice President	None
David B. Jobson	Executive Vice President	None
Steven B. Plump	Executive Vice President	None
Robert J. Rokose	Executive Vice President	None
Jay S. Rosoff	Executive Vice President	None
Mary Catherine Smith	Executive Vice President	None
Mark G. Thomas	Executive Vice President	None
William H. Thomas, Jr.	Executive Vice President	None
Colleen Martin	Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller	None
Richard Kirk	Senior Vice President, Associate General Counsel	Assistant Secretary
Vinh T. Nguyen	Senior Vice President and Treasurer	None
Colin C. Aymond	Senior Vice President	None
Matthew Brown	Senior Vice President	None
Fred Bruce	Senior Vice President	None
Bryce B. Bulman	Senior Vice President	None
Martin J. Burke	Senior Vice President	None
Richard E. Callinan	Senior Vice President	None
Christopher A. Casenhiser	Senior Vice President	None
Ira W. Cox	Senior Vice President	None
Stephen J. Dane	Senior Vice President	None
Paul DeNicolo	Senior Vice President	None
Eric D. Downing	Senior Vice President	None
Jonathan P. Fessel	Senior Vice President	None
Michael J. Gallagher	Senior Vice President	None
Joe Gengo	Senior Vice President	None
Michaela A. Gibbons	Senior Vice President	None
Ronald H. Gray	Senior Vice President	None
Dan Hally	Senior Vice President	None
JoAnn Ham	Senior Vice President	None
Ned Hammond	Senior Vice President	None
Jonathan C. Hart	Senior Vice President	None
Derek Hayes	Senior Vice President	None
Timothy J. Higgins	Senior Vice President	None
Chris Horan	Senior Vice President	None
John Hussey	Senior Vice President	None
Jefferey G. Klepacki	Senior Vice President	None
Michael J. Knauss	Senior Vice President	None
Matthew T. Kobata	Senior Vice President	None
Leslie S. Kravetzky	Senior Vice President	None
Stephen Laut	Senior Vice President	None
Robert J. Lewis	Senior Vice President	None
William E. Lynch	Senior Vice President	None

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Andy Maloney	Senior Vice President	None
Ann H. McAdams	Senior Vice President	None
Peter J. McCarthy	Senior Vice President	None
Joseph T. McMenamin	Senior Vice President	None
Wayne Meyer	Senior Vice President	None
R. Lee Milburn	Senior Vice President	None
Fiora Moyer	Senior Vice President	None
George Murphy	Senior Vice President	None
Gregory J. Murphy	Senior Vice President	None
Kerry A. Murphy	Senior Vice President	None
Paul R. Nickodemus	Senior Vice President	None
Ryne A. Nishimi	Senior Vice President	None
Kelly Orr	Senior Vice President	None
Joffrey Pearlman	Senior Vice President	None
Glynne Pisapia	Senior Vice President	None
Jennifer Quigley	Senior Vice President	None
Joni H. Rheingold	Senior Vice President	None
Scott Rose	Senior Vice President	None
Stephen M. Rudman	Senior Vice President	None
Thomas H. Scanlan	Senior Vice President	None
Frank E. Siemon Jr.	Senior Vice President	None
Christopher T. Simutis	Senior Vice President	None
Ernesto Small	Senior Vice President	None
Eugene Smith	Senior Vice President	None
Robert Marty Smith	Senior Vice President	None
Fred Teceno	Senior Vice President	None
Barrie L. Tiedemann Jr.	Senior Vice President	None
William T. Toner	Senior Vice President	None
Richard Triolo	Senior Vice President	None
Paul Troyer	Senior Vice President	None
Brenda C. Warkow	Senior Vice President	None
Steve J. Welker	Senior Vice President	None
Scott Whitehouse	Senior Vice President	None
Nick Willett	Senior Vice President	None
Neal Zamore	Senior Vice President	None
Glen Zimmerman	Senior Vice President	None
Isabella Albanese	Vice President	None
Michael T. Allen	Vice President	None
Michael L. Anders	Vice President	None
Jill L. Aronovitz	Vice President	None
David Bechor	Vice President	None
Wendy Berge	Vice President	None
Clark H. Biggers	Vice President	None
Jennifer A. Brenes	Vice President	None
Deborah Brennan	Vice President	None
John T. Cardillo	Vice President	None

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Alice W. Chung	Vice President	None
Cindy Columbo	Vice President	None
Rosemary T. Conlon	Vice President	None
Lesley Cotton	Vice President	None
Daniel D. Daly	Vice President	None
Lucianne DeCicco	Vice President	None
Sean W. Dieterle	Vice President	None
Marc R. Dietrich	Vice President	None
Martha Douvogiannis	Vice President	None
James C. Farrell	Vice President	None
Christopher D. Francis	Vice President	None
Megan L. Frank	Vice President	None
David G. Frederick	Vice President	None
Linda Galsim	Vice President	None
Patrice Georgiou	Vice President	None
John A. Harrington	Vice President	None
Seon L. Harry	Vice President	None
James T. Hartnett	Vice President	None
Steve Howell	Vice President	None
Renee W. Hui	Vice President	None
Eileen Ip	Vice President	None
Teresa Jettelson	Vice President	None
Dustin Kanode	Vice President	None
Bryan Knaus	Vice President	None
Matthew A. Koth	Vice President	None
Brooke Leahy O’Connor	Vice President	None
Jeremy Leber	Vice President	None
Troy C. Maag	Vice President	None
Sean P. Maher	Vice President	None
Kimberly McGeever	Vice President	None
Joseph P. Minnix	Vice President	None
William A. Misata	Vice President	None
John F. Moxon	Vice President	None
Jeffrey P. Nizzardo	Vice President	None
Debra C. Ohstrom	Vice President	None
Ralph A. Peluso	Vice President	None
Tiffani A. Potesta	Vice President	None
Shivaun Prendergast	Vice President	None
Peter M. Prinstein	Vice President	None
Julie Rial	Vice President	None
Frank J. Riccio	Vice President	None
John Rotondi	Vice President and Chief Compliance Officer	None
Kevin M. Shanley	Vice President	None
Jeffrey Smith	Vice President	None
Cathleen M. Stahl	Vice President	None

Name and Principal	Positions and Offices with	Positions and Offices
Business Address+	Principal Underwriter	with Registrant
Linda M. Sorensen	Vice President	None
Vadim V. Stephanos	Vice President	None
John J. Stergiou	Vice President	None
Steven R. Storlie	Vice President	None
Ruth Straughn	Vice President	None
Raad Taha	Vice President	None
Kathleen C. Thompson	Vice President	None
Michael R. Tomlin	Vice President	None
Kerry M. Walsh	Vice President	None
Austin A. Weichbrodt	Vice President	None
Kevin D. Willbrand	Vice President	None
Justin R. Wingate	Vice President	None
Kellie E. Davidson	Assistant Secretary	None

+	Principal business address for all individuals listed is 1345 Avenue of the Americas, New York, NY 10105 or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

(c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 28.	Location of Required Records — Rule 31a-1

(Except those maintained by Custodian and Transfer Agent) Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, NY 10105

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

NOTICE
     A copy of the Agreement and Declaration of Premier VIT (the “Trust”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 20th day of February, 2009.

PREMIER VIT

By:	/s/ Brian S. Shlissel
Name:	Brian S. Shlissel
Title:	President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Brian S. Shlissel	President, Chief Executive Officer	February 20, 2009
Brian S. Shlissel

/s/ Lawrence G. Altadonna	Treasurer & Principal Financial and Accounting	February 20, 2009
Lawrence G. Altadonna	Officer

/s/ Paul Belica*	Trustee	February 20, 2009
Paul Belica

/s/ Robert E. Connor*	Trustee	February 20, 2009
Robert E. Connor

/s/ Hans W. Kertess*	Trustee	February 20, 2009
Hans W. Kertess

/s/ John C. Maney*	Trustee	February 20, 2009
John C. Maney

/s/ William B. Ogden, IV*	Trustee	February 20, 2009
William B. Ogden, IV
Trustee

R. Peter Sullivan, III

/s/ Diana L. Taylor*	Trustee	February 20, 2009
Diana L. Taylor

*By:	/s/ Brian S. Shlissel
Brian S. Shlissel
As Attorney-in-Fact
February 20, 2009

PREMIER VIT
Index to Exhibits

Exhibit (d)(9)	Investment Advisory Agreement with Allianz Global Investors Fund Management LLC dated January 16, 2009

Exhibit (d)(10)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Oppenheimer Capital LLC dated January 16, 2009

Exhibit (d)(11)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and NFJ Investment Group LLC dated January 16, 2009

Exhibit (d)(12)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Nicholas-Applegate Capital Management LLC dated January 16, 2009

Exhibit (d)(13)	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC dated January 16, 2009

Exhibit (h)(71)	Transfer Agency Services Agreement between the Trust and Boston Financial Data Services Inc., dated October 3, 2008 — Filed herewith.

Exhibit (j)(2)	Powers of Attorney for Brian S. Shlissel, Paul Belica, Robert E. Connor, Hans W. Kertess, John C. Maney, William B. Ogden IV and Diana L. Taylor

Exhibit (p)(5)	Code of Ethics — Allianz Global Investors of America L.P., Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC dated February 2, 2009